UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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PFSweb, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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PFSweb, Inc.

505 Millennium Drive

Allen, Texas 75013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”), which will be held at Hilton Garden Inn, Allen, Texas, on Monday, July 27, 2015 at 10:00 a.m. (local time).

At the Annual Meeting, stockholders will be asked to (i) elect six directors, (ii) approve an amendment to the Company’s shareholder rights plan, and (iii) approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers. Information about these matters is contained in the attached Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number you hold. To ensure your representation at the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. In addition, to ensure your representation at the Annual Meeting, you may vote your shares by (a) calling the toll free telephone number indicated on the proxy card or (b) accessing the special web site indicated on the proxy card, each as more fully explained in the telephone and internet voting instructions. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card. Please note that if you hold your shares of our common stock through your broker, you will not be able to vote in person at the meeting.

I sincerely hope you will be able to attend the Annual Meeting, and I look forward to seeing you on July 27, 2015.

Sincerely,

Michael Willoughby
Chief Executive Officer

June     , 2015

PFSweb, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

July 27, 2015

The Annual Meeting of Stockholders of PFSweb, Inc. (the “Company”) will be held on Monday, July 27, 2015 at 10:00 a.m. at Hilton Garden Inn, Allen, Texas, for the following purposes:

1.	To elect six directors;

2.	To approve an amendment to our Rights Agreement with Computershare Shareowner Services LLC;

3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 15, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Each stockholder, even though he or she may presently intend to attend the Annual Meeting, is requested to execute and date the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. Any stockholder present at the Annual Meeting may withdraw his or her proxy card and vote in person on each matter properly brought before the Annual Meeting. Stockholders holding shares in street name must obtain a legal proxy from their broker, bank or other holder of record and present it to the inspectors of election with their ballot to be able to vote at the Annual Meeting.

Please sign, date and mail the enclosed proxy in the enclosed envelope promptly, so that your shares of stock may be represented at the meeting.

By Order of the Board of Directors

Cindy Almond
Secretary

Allen, Texas

June     , 2015

PFSweb, Inc.

505 Millennium Drive

Allen, Texas 75013

(972) 881-2900

PROXY STATEMENT

We are furnishing this Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors of PFSweb, Inc. (“PFSweb,” the “Company,” “we,” “us,” or “our”) to be voted at the Annual Meeting of Stockholders to be held at Hilton Garden Inn, Allen, Texas, on Monday, July 27, 2015, at 10:00 a.m. and at any and all adjournments thereof. This Proxy Statement, the Notice of Annual Meeting, the accompanying proxy and the Annual Report on Form 10-K are first being mailed to stockholders on or about June 30, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 27, 2015:

The enclosed proxy statement and 2014 Annual Report on Form 10-K are available at                                         .

VOTING PROCEDURES

Your vote is very important. You can vote the shares of PFSweb common stock that are held directly in your name and not through your brokerage account at the Annual Meeting if you are present in person or represented by proxy. You may revoke your proxy at any time before the Annual Meeting by delivering written notice to our Secretary, by submitting a proxy bearing a later date or by appearing in person and casting a ballot at the Annual Meeting. If we receive a properly executed proxy before voting at the Annual Meeting is closed, the persons named as the proxy on the proxy card will vote the proxy in accordance with the directions provided on that card. If you do not indicate how your shares are to be voted, your shares will be voted as recommended by the Board. If you wish to give a proxy to someone other than the persons named on the proxy card, you should cross out the names contained on the proxy card and insert the name(s) of the person(s) who hold(s) your proxy. Please note that the person(s) to whom you give your proxy must be present in person at the Annual Meeting to vote your shares.

Who can vote?

Stockholders of record as of the close of business on June 15, 2015, are entitled to vote at the Annual Meeting. On that date,                  shares of our common stock were issued, and excluding 33,467 shares of common stock in treasury,                  shares of our common stock were outstanding and eligible to vote. Each share is entitled to one vote on each matter presented at the Annual Meeting. The closing sale price of our common stock as reported on the NASDAQ Capital Market on the record date was $         per share.

How do I vote?

You can vote in person at the Annual Meeting if you are a stockholder of record on the record date. Alternatively, a stockholder who holds shares of our common stock of record and not in “street name” may vote shares by giving a proxy via mail, telephone or the Internet. To vote your proxy by mail, indicate your voting choices, sign and date your proxy and return it in the postage-paid envelope provided. You may vote by telephone or the Internet by following the instructions on your proxy. Your telephone or Internet delivery authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy via the mail.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Proxy Statement, the Notice of Annual Meeting, the accompanying proxy and the Annual Report on Form 10-K have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet. All stockholders of record may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Annual Meeting.

What shares are represented by the proxy?

The proxy that we are delivering represents all the shares registered in your name with our transfer agent, Computershare Shareowner Services LLC. The proxy that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.

What are “broker non-votes” and why is it important that I submit my voting instructions for shares I hold as a beneficial stockholder?

If a broker or other financial institution holds your shares in its name and you do not provide voting instructions to it, New York Stock Exchange (“NYSE”) rules allow that firm to vote your shares only on routine matters. None of the matters to be considered at the Annual Meeting are considered routine matters under NYSE rules. Accordingly, you must submit voting instructions to the firm that holds your shares if you want your vote to count at the Annual Meeting. When a firm votes a client’s shares on some but not all of the proposals, the missing votes are referred to as “broker non-votes.” However, since none of the matters to be considered at the Annual Meeting are considered routine, you must provide voting instructions to your broker or other financial institution that holds your shares for each proposal to be considered at the Annual Meeting.

Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, and abstentions, but not broker non-votes, as to particular proposals will be treated as shares entitled to vote. Broker non-votes are not considered votes for or against a proposal and, therefore, will have no direct impact on any proposal. Concerning the election of directors, you may: (a) vote for all director nominees as a group; (b) withhold authority to vote for all director nominees as a group; or (c) vote for all director nominees as a group except those nominees you identify on the appropriate line. For Items 2 and 3, abstentions will have the same effect as a vote against these proposals. For Item 1, abstentions will have no effect on the outcome of the vote.

How are votes counted?

If you return a signed and dated proxy but do not indicate how the shares are to be voted, those shares will be voted as recommended by the Board. A valid proxy also authorizes the individuals named as proxies to vote your shares in their discretion on any other matters which, although not described in the Proxy Statement, are properly presented for action at our Annual Meeting. If you indicate on your proxy that you wish to “abstain” from voting on an item, your shares will not be voted on that item, but will be counted to determine whether there is a quorum present. There is no right to cumulative voting.

How is a quorum established and what vote is required to approve matters presented at the Annual Meeting?

The presence, in person or by proxy, of at least a majority of the shares outstanding on the record date will constitute a quorum. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. If a quorum is not present, the Annual Meeting will be rescheduled for a later date.

The following sets forth the votes required to approve the matters presented at the Annual Meeting:

Item No. 1 (Election of Directors) – Each director nominee must receive the affirmative vote of a majority of the votes cast with respect to such director, which means that the number of shares voted “FOR” that director’s election must exceed the number of shares voted “AGAINST” that director’s election. Shareholders will not be allowed to cumulate their votes in the election of directors. Abstentions and broker non-votes will not be considered as votes cast on this proposal and therefore will not affect the outcome of this proposal.

Item No. 2 (Amendment to Rights Agreement) – The proposal to amend the Company’s Rights Agreement requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions are treated as votes against the proposal, while broker non-votes have no effect.

Item No. 3 (Advisory Vote on Executive Compensation) – The non-binding proposal to approve the compensation of the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions are treated as votes against the proposal, while broker non-votes have no effect.

What is the recommendation of the Board of Directors?

The Board of Directors recommends that stockholders vote (i) FOR the nominees of the Board of Directors (Item No. 1) (ii) FOR the amendment to our Rights Agreement (Item No. 2), and (iii) FOR the non-binding advisory approval of the compensation to our Named Executive Officers (Item No. 3). If you do not indicate how your shares are to be voted, your shares will be voted as recommended by the Board.

Who will tabulate the vote?

Our transfer agent, Computershare Shareowner Services LLC, will tally the vote, which will be certified by an inspector of election who is a PFSweb employee.

Who will bear the expenses of our solicitation? How will we solicit votes?

We will bear our own cost of solicitation of proxies. In addition to the use of the mail, proxies may be solicited by our directors and officers by personal interview, telephone, facsimile or e-mail. Our directors and officers will not receive additional compensation for this solicitation but may be reimbursed for out-of-pocket expenses incurred in connection with these activities. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of our common stock held of record by these people or institutions, in which case we will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with these forwarding activities. We may retain Computershare Shareowner Services LLC to assist in the solicitation of proxies for an estimated fee of $15,000 plus reimbursement of expenses.

Are there appraisal rights?

Stockholders have no dissenters’ rights of appraisal with respect to any of the matters to be voted upon at the Annual Meeting.

ITEM 1

NOMINEES FOR THE BOARD OF DIRECTORS

Prior to the 2013 Annual Meeting, the Board was divided into three classes, with each class serving consecutive three year terms. At the 2013 Annual Meeting, the Company’s shareholders approved the elimination of the classified Board structure over a three year phase-in period so that beginning with the 2015 Annual Meeting, each member of the Board will serve one year terms. The Board presently consists of six members, David I. Beatson, James F. Reilly, Benjamin Rosenzweig, Monica Luechtefeld, Michael C. Willoughby and Shinichi Nagakura, all of whom have been renominated and recommended by the Board of Directors. If elected, such persons are expected to serve until the Company’s 2016 annual meeting and until their successors are elected and qualified. The shares represented by proxies in the accompanying form will be voted for the election of the nominees unless authority to so vote is withheld. The Board of Directors has no reason to believe that such nominees will not serve if elected, but if any one or more of them should become unavailable to serve as a director, and if the Board designates a substitute nominee or nominees, the person named as proxy will vote for the substitute nominee(s) designated by the Board.

To be elected, a director nominee must receive the affirmative vote of a majority of the votes cast with respect to such director, which means that the number of shares voted “for” that director’s election must exceed the number of shares voted “against” that director’s election. This majority vote standard is in effect because this is an uncontested election of directors (i.e., the number of nominees for director did not exceed the number of directors to be elected as of the record date of the annual meeting). For any contested election, the directors would be elected by a plurality of the votes cast by the shares entitled to vote on the election of directors.

If a director nominee who is serving as a director is not elected at the annual meeting, under our by-laws, as amended, such director must tender his or her resignation to the Board, subject to acceptance by the Board. The Nominating Committee would then make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board, taking into account the recommendation of the Nominating Committee, would determine the appropriate responsive action with respect to the tendered resignation within 90 days and publicly disclose its decision. The director who tenders his or her resignation may not participate in the Board’s decision.

Information regarding the method by which votes will be counted appears above under the heading “Voting Procedures.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CANDIDATES NOMINATED BY THE BOARD OF DIRECTORS.

The following information, which has been provided by the individuals named, sets forth for each nominee to serve as a member of the Board of Directors, such person’s name, age, principal occupation or employment during at least the past five years, the name of the corporation or other organization, if any, in which such occupation or employment is carried on and the period during which such person has served as a director of the Company. The following information also identifies and describes the key experience, qualifications and skills our directors bring to the Board that are important in light of our business and structure. The directors’ experiences, qualifications and skills that the Board considered in their nomination are included in their individual biographies.

David I. Beatson, age 67, has served as a non-employee Director since November 2000. Mr. Beatson is Chief Executive Officer of Ascent Advisors, LLC a consulting firm he founded in 2000. The firm provides strategic direction to firms in the logistics and supply chain industry as well as merger and acquisition advice for private equity firms investing in the industry. Mr. Beatson is a recognized leader in the field of transportation, logistics and supply chain management having served as Chairman and CEO of several leading companies in the industry. From 2007 until 2012 he was CEO of Globalware Solutions (“GWS”), a global supply chain management solution provider with facilities in North America, Asia and Europe. From July 2003 to April 2005, Mr. Beatson served as Regional CEO North America and Member of the Executive Board of Panalpina, Inc., a leading provider of international air and sea freight forwarding, customs brokerage and third party logistics services. From July 1998 to June 2000, Mr. Beatson served as Chairman, President and CEO of Circle International Group, Inc., a global transportation and logistics company. From 1991 to June 1994, Mr. Beatson served as vice-president of sales and marketing and then from June 1994 until July 1998 as president and CEO of Emery Worldwide, a global transportation and logistics company. Prior to 1991, Mr. Beatson held several management positions in the logistics and transportation industry, including American Airlines and CF Airfreight. He also serves on the board of Descartes Systems (NASDAQ: DSGX) and two privately held companies. The Board of Directors believes the characteristics that qualify Mr. Beatson for the Board include his long-term experience in the transportation, logistics and supply chain management industry, leadership experience and judgment and knowledge of the Company’s business. He received his BS in Business Administration with Honors from The Ohio State University and his MBA from the University of Cincinnati.

James F. Reilly, age 56, has served as a non-employee Director of the Company since its inception in 1999, as lead director from June 2010 to March 2013 and as Chairman since March 2013. Mr. Reilly has been an investment banker since 1983 and is currently the Managing Partner of Stonepine Advisors, LLC, an investment banking firm focused on high growth technology companies. Until June 2010, he was a Senior Advisor to Needham & Company, LLC, a nationally recognized investment banking and asset management firm focused primarily on serving emerging growth industries and their investors. He served in various capacities with Needham & Company, LLC, since January 2004 including Head of West Coast Investment Banking. Previously he was a Managing Director of J.P. Morgan Securities, Inc., an investment banking firm, and a Managing Director in the Technology Group of Warburg Dillon Read, the global investment banking division of UBS AG. From 1983 to 1999, Mr. Reilly was associated with Warburg Dillon Read or one of its predecessor companies and specialized in corporate finance advisory work for a broad range of technology companies. Mr. Reilly is also a director of Equalis, LLC, a privately held provider of commercial support services for open source math. The Board of Directors believes the characteristics that qualify Mr. Reilly for the Board and serving as Chairman include his financial and investment background, leadership experience and judgment and knowledge of the Company’s business.

Benjamin Rosenzweig, age 30, was appointed as a non-employee Director of the Company in May 2013 in accordance with the provisions of a settlement agreement (the “Settlement Agreement”) between the Company and Privet Fund, L.P. and its affiliates (“Privet”). Mr. Rosenzweig is currently a partner at Privet Fund Management LLC. Prior to joining Privet in September 2008, Mr. Rosenzweig served as an investment banking analyst in the corporate finance group of Alvarez and Marsal from June 2007 until May 2008, where he completed multiple distressed mergers and acquisitions, restructurings, capital formation transactions and similar financial advisory engagements across several industries. Mr. Rosenzweig is currently a Director of Startek, Inc. (NYSE:SRT), where he serves as chair of the Audit Committee and on the Compensation Committee and Nominating & Governance Committee, and RELM Wireless Corp. (NYSE MKT: RWC), where he serves on the Compensation Committee. Mr. Rosenzweig graduated magna cum laude from Emory University with a Bachelor of Business Administration degree in Finance and a second major in Economics.

Monica Luechtefeld, age 66, has served as a non-employee Director of the Company since April 2014. Ms. Luechtefeld, a recognized leader in eCommerce & Internet Retailing, founded her own consultancy firm in 2012 to provide advisory services in eCommerce strategy as well as online marketing and emerging digital media. From 1993 to 2012, Ms. Luechtefeld held various executive roles within Office Depot, Inc., a Fortune 200 company. She was Executive Vice President eCommerce and Direct Marketing and most recently served as Executive Vice President of European eCommerce. Her previous leadership positions included Executive Vice President Supply Chain and Information Technology, as well as marketing, sales and business development roles. Ms. Luechtefeld received her B.Sc. degree from Mount Saint Mary’s University and her M.B.A. from the University of Notre Dame. She also received an honorary doctorate degree from Mount Saint Mary’s University. The Board of Directors believes the characteristics that qualify Ms. Luechtefeld for the Board include her business and leadership experience and judgment and her broad eCommerce industry knowledge.

Michael C. Willoughby, age 51, has served as Chief Executive Officer and a Director since March 2013, as President of PFSweb, Inc. since September 2010 and as Chief Information Officer of the Company since October 2001. Mr. Willoughby has previously served as President of Priority Fulfillment Services, a subsidiary of the Company, from February 2006 to September 2010. From 1999 to 2001, Mr. Willoughby served the Company as

Vice President of E-Commerce. Prior to joining the Company, Mr. Willoughby served as President and Chief Executive Officer of Design Technologies, Inc., an e-commerce software development firm from 1994 to 1999. Prior to founding Design Technologies, Inc., Mr. Willoughby served as President and Chief Executive Officer of Integration Services, Inc., an IT consulting services company. Mr. Willoughby received his Bachelor of Business Administration degree in Information Systems from Abilene Christian University. The Board of Directors believes the characteristics that qualify Mr. Willoughby for the Board include his long-term experience in the ecommerce industry, expertise in information technology, leadership experience and judgment and extensive knowledge of the Company’s business.

Shinichi Nagakura, age 51, was appointed as a non-employee Director of the Company in May 2013 in accordance with the provisions of a Securities Purchase Agreement (the “Purchase Agreement”) between the Company and transcosmos inc. (“TCI”), a leading Japanese business process outsourcing company. Mr. Nagakura has been an officer of TCI and/or its affiliates for the last 15 years, including serving as a Director of TCI since 2006, and has experience in investments, business development and sales/marketing in the US and Japan. Prior to TCI, Mr. Nagakura served for ten years with Recruit Co. Ltd., a leading Japanese publishing and Internet media and marketing services company. Mr. Nagakura also serves on the Board of Directors of Merlin Information Systems, Ltd., an international provider of high quality, personalized IT and customer support solutions, and Become, Inc., a leader in electronic commerce and online comparison shopping. He graduated from Sophia University, Tokyo, Japan with a B.A. in International Studies in 1986.

Settlement Agreement

Mr. Rosenzweig has been appointed to the Board of Directors pursuant to the terms of the Settlement Agreement as a representative of Privet. A copy of the Settlement Agreement was filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 20, 2013.

Purchase Agreement

Mr. Nagakura has been appointed to the Board of Directors pursuant to the terms of the Purchase Agreement as a representative of TCI. A copy of the Purchase Agreement was filed as an exhibit to the Company’s Form 8-K filed with the Securities and Exchange Commission on May 15, 2013.

Executive Officers and Officers

In addition to the individuals named above, the following are the names, ages and positions of the other executive officers and officers of the Company:

Executive Officers

Thomas J. Madden, age 53, has served as Executive Vice President, Chief Financial and Accounting Officer of the Company since its inception in 1999. Mr. Madden previously served as Chief Financial Officer of Daisytek International Corporation (“Daisytek”), former parent corporation of the Company, from 1997 to 2000, as Vice President — Finance, Treasurer and as Chief Accounting Officer of Daisytek from 1994 to 2000 and as Controller of Daisytek from 1992 to 1994. From 1983 to 1992, Mr. Madden served in various capacities with Arthur Andersen & Co., S.C., including financial consulting and audit manager.

Cynthia D. Almond, age 47, has served as Executive Vice President — Client Services of the Company since March 2011 and as Secretary of the Company since 2007 and is responsible for sales and marketing, implementation and program management activities. From 2001 to 2011, Ms. Almond served as Vice President – Client Services. From 1999 to 2001, Ms. Almond served as Director of Account Management. From 1991 to 1999, Ms. Almond served in various marketing, product management and sales capacities for Daisytek.

C. Travis Hess, age 43, has served as Executive Vice President of Sales for the Company since February 2015 and is responsible for global sales as well as strategic alliances and partnerships. Mr. Hess has almost 20 years of experience leading sales organizations in multi-channel commerce, digital agency, eBusiness software and enterprise business process outsourcing solutions, including his most recent position as Head of Sales for Loop Commerce from March 2014 to February 2015 and prior to that, EVP of Sales & Corporate Development for Amplifi Commerce from August 2010 to March 2014.

Officer

Gibson T. Dawson, age 49, has served as Vice President – Corporate Controller of the Company since May 2007. From inception to 2007, Mr. Dawson served as Corporate Controller for PFSweb. Prior to joining the Company, Mr. Dawson was controller for a recorded-music distribution company and prior to that spent more than 8 years with KPMG LLP in the assurance services practice.

Meetings and Committees of the Board

The Board of Directors met a total of 17 times during the calendar year ended December 31, 2014. The Board of Directors has determined that, other than Mr. Willoughby, each director is independent within the meaning of applicable Securities and Exchange Commission (“SEC”) rules and NASD listing standards. The independent directors are able to and generally meet in executive session without the Company’s management at each regularly scheduled quarterly Board meeting.

The Board of Directors does not have a policy regarding director attendance at the annual meeting of stockholders, and no current director attended the 2014 annual meeting.

The Board of Directors currently has standing Nominating, Audit and Compensation Committees.

The Nominating Committee is responsible for identifying and evaluating individuals qualified to become Board members and recommending to the Board candidates to stand for election or re-election as directors. The Committee will consider candidates at the recommendation of existing Board members, Company management, search firms or other consultants, or stockholders. Stockholders wishing to recommend director candidates to the Board may do so by writing to the Committee in care of the Corporate Secretary at the Company’s executive office, 505 Millennium Drive, Allen, TX 75013. At a minimum, director candidates should have demonstrated achievement in their particular field of endeavor, significant business or other management experience that would be of value to the Company, integrity and high ethical standards, good communication and leadership skills, and the ability and willingness to commit adequate time and attention to carry out their Board duties effectively. The Committee will evaluate candidates through background and reference checks, interviews and an analysis of each candidate’s qualifications and attributes in light of the current composition of the Board and the Company’s leadership needs at the time. The Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, experience and expertise to oversee the Company’s business. During 2014, the Committee retained an outside consultant to assist the Committee in identifying and evaluating additional candidates as possible nominees to the Board of Directors. The current members of the Nominating Committee are Mr. Reilly, Mr. Rosenzweig and Ms. Luechtefeld, each of whom has been determined to be independent as discussed above. The Nominating Committee has adopted a charter which is available on the Company’s website at www.pfsweb.com (the contents of the website are not incorporated in this Proxy Statement by reference). The Nominating Committee met 4 times during the calendar year ended December 31, 2014.

The Audit Committee is established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is established to assist the Board in fulfilling its oversight responsibilities by reviewing and reporting to the Board on the integrity of the financial reports and other financial information provided by the Company to its stockholders. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The Company’s auditors report directly to the Audit Committee.

The Audit Committee is currently comprised of three directors, Mr. Reilly, Mr. Beatson and Ms. Luechtefeld, each of whom has been determined by the Board of Directors to be independent as discussed above, and is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. The Board of Directors has determined that, based on his relevant experience as described above, Mr. Reilly is qualified as the audit committee financial expert within the meaning of applicable SEC regulations and has the requisite financial sophistication required by the NASD listing standards. The Audit Committee met a total of 7 times during calendar year 2014. The Committee has adopted a written amended and restated audit committee charter setting out the audit-related functions of the Audit Committee, and the Committee reviews and reassesses the adequacy of the charter on an annual basis. A copy of the charter is available on the Company’s website at www.pfsweb.com.

The Compensation Committee approves, or in some cases recommends, to the Board, remuneration and compensation arrangements involving the Company’s executive officers and other key employees. The current members of the Compensation Committee are Messrs. Beatson, Nagakura and Reilly, each of whom has been determined by the Board of Directors to be independent as discussed above. The Compensation Committee also serves as the Committee which administers the Company’s 2005 Employee Stock and Incentive Plan. The Compensation Committee has adopted a charter which is available on the Company’s website at www.pfsweb.com. The Compensation Committee met 6 times during the calendar year ended December 31, 2014.

During calendar year 2014, no current director or director nominee attended fewer than 75% of the aggregate of all meetings of the Board and the committees, if any, upon which such director served and which were held during the period of time that such person served on the Board or such committee.

Communicating with the Board of Directors

Stockholders wishing to communicate with one or more Directors or the Board as a whole may do so in a writing addressed to the Director(s) or the Board and sent to the Corporate Secretary, PFSweb, Inc., 505 Millennium Drive, Allen, TX 75013.

Code of Ethics

The Board has approved a code of business conduct and ethics in accordance with rules of the SEC and NASD listing standards applicable to all directors, officers and employees, including the chief executive officer, senior financial officers and the principal accounting officer. The code is intended to provide guidance to directors and management to assure compliance with law and promote ethical behavior. Copies of the Company’s code of business conduct and ethics may be found on the Company’s website at www.pfsweb.com.

Board Leadership Structure

Currently, the Company has separated the roles of Chief Executive Officer and Chairman in order to permit the Chief Executive Officer to focus his efforts in improving the Company’s operations. In addition, to assure effective independent oversight of the Company management, all of the other Board members are currently independent directors who may meet in executive session without management present. Similarly, each committee of the Board is comprised entirely of independent directors. The Company’s Bylaws further permit the appointment of a lead independent director by the other independent directors. The lead director is authorized to prepare the agendas for executive sessions of the independent directors and chair those sessions, facilitate communications between the Chairman and other members of the Board, and act as a liaison to shareholders who request direct communication with the Board. Prior to his being appointed as Chairman, Mr. Reilly served as the lead director.

Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks more fully described in our annual and quarterly filings with the SEC, including risks relating to dependence on clients and suppliers, competition, cybersecurity and data breaches, product development, credit and liquidity, acquisitions and foreign expansion and other business risks. Management is responsible for the day-to-day management of risks we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board of Directors, together with its committees, provides company-wide oversight of our management and handling of risk. At meetings of the Board of Directors and its committees, directors receive regular updates from management regarding risk management. Outside of formal meetings, the Board, its committees and individual Board members have regular access to the executive officers of the Company and are often consulted by management in respect of Company operations.

Fees billed to the Company by Grant Thornton LLP for the years 2013 and 2014

The following table sets forth (i) the aggregate fees billed by Grant Thornton LLP relating to the audit of the 2013 and 2014 consolidated financial statements and (ii) the fees for other professional services billed by Grant Thornton LLP in connection with services rendered during the previous two fiscal years.

Fee Type	2013	2014
Audit fees (a)	$363,700	$
Audit-related fees (b)	71,500		193,100

(a)	Includes fees for professional services rendered in connection with the following: annual financial statements audit, reviews of the quarterly financial statements, audit of the Company’s subsidiary, Supplies Distributors, to satisfy requirements of its senior debt agreements, international subsidiary statutory financial audits and in 2014 the audit of the Company’s internal controls over financial reporting.
(b)	Consists of aggregate fees billed for assurance services provided in connection with reports on certain internal controls under Statement on Standards for Attestation Engagements (SSAE) No. 16 and acquisition related due diligence activities.

All of the fees listed in the chart above were pre-approved by the Audit Committee, which concluded that the provisions of such services by Grant Thornton LLP was compatible with the maintenance of that firm’s independence in the conduct of its audit functions.

Policy on Audit Committee Pre Approval of Audit and Permissible Non Audit Services of Independent Registered Public Accountants

The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company’s independent auditors. These services may include audit services, audit related services, tax and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case by case basis. During 2013 and 2014, all audit, non-audit and tax services provided by Grant Thornton LLP were pre-approved by the Audit Committee in accordance with this policy.

Report of the Audit Committee for the Fiscal Year Ended December 31, 2014

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2014. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee of the Company’s Board of Directors is comprised of three independent directors. During fiscal year 2014, the members of the Audit Committee were Mr. Reilly, Mr. Beatson and Ms. Luechtefeld.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants (“auditors”) are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor these processes. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. The Audit Committee approved the appointment of the Company’s auditors, Grant Thornton LLP, for the fiscal year ended December 31, 2014.

In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent auditors, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent auditor, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit related services. The Audit Committee considered the independent auditors’ provision of non-audit services in 2014 and determined that the provision of those services is compatible with and does not impair the auditors’ independence.

The Audit Committee discussed with the Company’s auditors the scope and plans for the independent audit. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed with management and the auditors the Company’s audited financial statements, including the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee reviewed and discussed with management and the auditors both management’s annual report on internal control over financial reporting and the report of the auditors with respect thereto. The Audit Committee discussed with the auditors the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”), Auditing Standard No. 16, Communications with Audit Committees and the auditors provided to the Audit Committee the written disclosures and the letter required by PCAOB Auditing Standard No. 16.

In addition, the Audit Committee met with the auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based on the Audit Committee’s discussion with management and the auditors and the Audit Committee’s review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the Securities and Exchange Commission.

James F. Reilly

David I. Beatson

Monica Luechtefeld

EXECUTIVE COMPENSATION

Overview of Compensation Program

The Compensation Committee of the Board is responsible for establishing and implementing our compensation philosophy. The Compensation Committee believes that the total compensation paid to our executive officers should be and is fair, reasonable and competitive. In this section of the Proxy Statement, the individuals who served during our fiscal year ended December 31, 2014 as our Chief Executive Officer and the other executive officers included in the Summary Compensation Table on page 15, are referred to as the “Named Executive Officers.”

Compensation Philosophy and Objectives

The Compensation Committee believes that executive officer compensation be structured to provide competitive base salaries and benefits to attract and retain superior employees and to provide short- and long-term incentive compensation to incentivize executive officers to attain, and to reward executive officers for attaining, established financial goals that are consistent with increasing stockholder value. The Compensation Committee may use cash bonuses and retention based equity awards as key components in the short- and long-term incentive compensation arrangements for executive officers, including the Named Executive Officers.

The Compensation Committee’s goal is to maintain compensation programs that are competitive within our industry and geographic market. Each year, the Compensation Committee reviews the executive compensation program with respect to the external competitiveness of the program, the linkage between executive compensation and the creation of stockholder value, and determines what changes, if any, are appropriate.

In determining the form and amount of compensation payable to Named Executive Officers, the Compensation Committee is guided by the following objectives and principles:

•	Compensation levels should be sufficiently competitive to attract and retain key executives. We aim to ensure that our executive compensation program attracts, motivates and retains high performance talent and rewards them for our achieving and maintaining a competitive position in our industry and geographic market. Total compensation (i.e. maximum achievable compensation) should increase with position and responsibility.

•	Compensation should relate directly to performance and incentive compensation should be a portion of total compensation. We aim to foster a pay-for-performance culture, with the bonus portion of total compensation being “at risk.” Accordingly, any bonus payable as part of total compensation should be tied to and vary with our financial, operational and/or strategic performance.

•	Long-term incentive compensation should align executives’ interests with our stockholders. Awards of equity-based compensation encourage executives to focus on our long-term growth and prospects, and incentivize executives to manage the Company from the perspective of stockholders with a meaningful stake in us, as well as to focus on long-term career orientation.

Our executive compensation program is designed to reward the achievement of goals regarding growth, productivity and profitability, including such goals as:

•	To assist the Company in achieving and surpassing its internal targets and budgets, including financial and operating targets.

•	To recruit, motivate and exhibit leadership that aligns employees’ interests with that of our stockholders.

•	To develop business models and systems that seek out strategic opportunities, which benefit us and our stockholders.

•	To implement a culture of compliance and commitment to operate our business with the highest standards of professional conduct and compliance.

Compensation Committee Practices and Procedures

The Compensation Committee determines and reviews the value and forms of compensation for the Named Executive Officers and other officers based on the Compensation Committee members’ general knowledge and experience, as well as, if appropriate, compensation surveys prepared by third party firms. The Compensation Committee is authorized to retain compensation consultants to assist the Committee in its efforts.

The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee meets as often as it deems necessary or appropriate.

Role of Executive Officers in Compensation Decisions

The Compensation Committee makes all compensation decisions for all executive officers (which includes the Named Executive Officers). The Compensation Committee actively considers, and has the ultimate authority of approving, recommendations made by the Chief Executive Officer regarding all equity awards to our employees.

The Chief Executive Officer makes recommendations to the Compensation Committee with respect to annual base salary adjustments and short- and long-term incentive compensation awards for all executive officers. The Compensation Committee then reviews these recommendations and exercises its discretion in whether to accept such recommendations or to modify such recommendations as it deems appropriate. The Compensation Committee annually reviews the performance of the Chief Executive Officer and determines the total compensation, including base salary, cash bonus and long-term equity compensation, for the Chief Executive Officer. The Chief Executive Officer does not participate in such determination.

Setting Executive Compensation

Based on the foregoing compensation philosophy, the Compensation Committee has structured our annual, short- and long-term compensation to motivate executives to achieve the financial performance objectives we set and to incentivize the executives to achieve and exceed, and to reward the executives for achieving and exceeding, such objectives. During fiscal year 2014, the Compensation Committee did not retain the services of any outside consulting firm.

2014 Executive Officer Compensation Components

For the year ended December 31, 2014, the principal components of compensation for Named Executive Officers were:

•	base salary;

•	performance-based incentive compensation, including both short-term cash incentive compensation and long-term equity incentive compensation;

•	retirement and other benefits; and

•	perquisites and other personal benefits.

Base Salary

We provide our Named Executive Officers and other employees with a base salary to compensate them for services rendered during the year. Base salary ranges for Named Executive Officers are determined for each executive officer based on various factors considered by the Compensation Committee, including his or her position and level of responsibility and his or her actual performance during the preceding year. Base salaries for each year are typically evaluated annually in the first quarter of such year. Merit-based increases to base salaries for executive officers are based on the Compensation Committee’s assessment of various factors, including the individual’s performance during the preceding year and base salary history.

Performance-Based Incentive Compensation

Our 2005 Employee Stock and Incentive Plan, as amended and restated (the “Plan”) provides the Compensation Committee with the flexibility to design cash and stock-based incentive compensation programs to promote performance and the achievement of our goals and objectives by executive officers and other key employees by allowing them to participate in our long-term growth and profitability. The Compensation Committee believes that providing performance-based incentive compensation is necessary to attract and retain superior executive talent and to align the financial interests of executive officers with those of our stockholders. A portion of each executive officer’s potential aggregate compensation is in the form of incentive compensation. There are two types of performance-based incentive compensation used by the Compensation Committee. The first type is short-term incentive compensation in the form of a performance based cash or stock award which generally is earned upon the achievement of certain individual and/or Company performance goals for the applicable fiscal year. The second type is long-term incentive compensation in the form of grants of performance shares, stock options, restricted stock or restricted stock units which generally are earned upon the achievement of certain individual and/or Company performance goals for the applicable fiscal year, as well as further vesting conditions such as continued employment, financial performance and/or comparative market performance of the Company’s common stock.

In May 2013, pursuant to the Plan, the Company issued Performance-Based Cash Awards and Performance Share Awards (as such terms are defined in the Plan) to the Company’s Named Executive Officers and certain senior management (the “2013 Awards”). Under the terms of the 2013 Awards, the determination of the dollar amount of the Performance-Based Cash Awards and the number of Performance Shares which each such individual received was subject to, and calculated by reference to, the achievement by the Company of a performance goal measured by a range of targeted adjusted EBITDA performance for 2013. EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation and restructuring and other charges.

The dollar amount of the Performance-Based Cash Awards and number of Performance Shares of the 2013 Awards was determined in March 2014 upon completion of the Company’s 2013 annual financial statements. Based upon the achievement of certain targeted adjusted EBITDA goals, the Company paid the following Performance-Based Cash Awards to the Named Executive Officers and the Named Executive Officers received the following number of Performance Shares (subject to the vesting conditions for the unvested shares):

Named Executive Officer	Performance-Based Cash Award	Performance Shares
		Vested (as of December 31, 2014)	Unvested (as of December 31, 2014)
Michael C. Willoughby	$377,450	104,355	104,355
Thomas J. Madden	$246,700	48,699	48,699
Cynthia D. Almond	$186,550	36,086	36,086

The number of Performance Shares issued under the 2013 Awards shown in the table above are subject to four year vesting, with the first vesting date being December 31, 2013, based upon continued employment and the comparative performance (on an annual and cumulative basis) of the Company’s common stock on NASDAQ compared to the Russell Micro Cap Index.

In March 2014, pursuant to the Plan, the Company issued Performance-Based Cash Awards and Performance Share Awards to the Company’s Named Executive Officers and certain senior management (the “2014 Awards”). Under the terms of the 2014 Awards, the determination of the dollar amount of the Performance-Based Cash Awards and the number of Performance Shares which each such individual received was subject to, and calculated by reference to, the achievement by the Company of a performance goal measured by a range of targeted adjusted EBITDA performance for 2014. Based on the Company’s 2014 financial performance, no 2014 Awards were paid or issued.

In March 2015, pursuant to the Plan, the Company issued the following Other Stock-Based Awards and Restricted Stock Unit Awards (as such terms are defined in the Plan) to the Company’s Named Executive Officers.

The Restricted Stock Unit Awards are subject to three year vesting beginning with 2015 based upon continued employment, while Other Stock-Based Awards represent the grant of unrestricted shares of the Company’s common stock.

Named Executive Officer	Other Stock-Based Award	Restricted Stock Unit Award
Michael C. Willoughby	5,375	16,125
Thomas J. Madden	1,750	5,250
Cynthia D. Almond	1,250	3,750

Retirement and Other Benefits

Executive officers are eligible to participate in our 401(k) plan and other benefit programs as described below. The Compensation Committee reviews the overall cost to us of these various programs generally on an annual basis or when changes are proposed. The Compensation Committee believes that the benefits provided by these programs have been important factors in attracting and retaining the overall executive officer group, including the Named Executive Officers.

Our 401(k) plan allows for discretionary employer matching funds of the employee contribution. During 2014, the employer match portion was 12%. We do not provide any other tax-qualified deferred compensation plans or programs for our executive officers.

Executive officers also receive the benefit of life insurance policies, which provide coverage up to $0.75 million.

Executive officers are also entitled to participate in the various other group health, term life and similar benefit plans available to all of our employees and on the same terms as such employees.

Perquisites and Other Personal Benefits

We provide Named Executive Officers with perquisites and other personal benefits that we and the Compensation Committee believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions.

Tax and Accounting Implications

Deductibility of Executive Compensation

As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code, which provides that we may not deduct compensation of more than $1 million that is paid to certain individuals, subject to certain exemptions. The Committee has the discretion to authorize compensation which does not meet the requirements of Section 162(m) and may do so to ensure competitive levels of total compensation for the Company’s executive officers.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid or accrued by the Company to the Company’s Chief Executive Officer and to each of the two most highly compensated executive officers of the Company for services rendered to the Company during the two fiscal years ended December 31, 2014:

Name and Principle Position	Year	Salary (1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation		Total
Michael C. Willoughby	2014	$401,607	$—	$—	$26,014	(4)	$427,621
Chief Executive Officer, President and Chief Information Officer	2013	422,985	1,339,398	377,450	27,688		2,167,521
Thomas J. Madden	2014	$301,223	$—	$—	$51,757	(5)	$352,980
Executive Vice President – Chief Financial Officer	2013	343,561	625,050	246,700	44,824		1,260,135
Cynthia D. Almond	2014	$230,939	$—	$—	$16,194	(4)	$247,133
Executive Vice President – Secretary	2013	249,804	463,168	186,550	22,431		921,953

(1)	Salary represents base salary earnings
(2)	Represents issuance of Performance Share Awards under the Company’s 2005 Employee Stock and Incentive Plan, as amended and restated (the “Plan”). The Performance Share Awards are subject to four year vesting beginning as of December 31, 2013 based upon continued employment and the comparative performance (on an annual and cumulative basis) of the Company’s common stock on NASDAQ as compared to the Russell Micro Cap Index. The amounts reported in this column represent the grant date fair value for these awards as calculated in accordance with Accounting Standards Codification Topic 718. The assumptions made in calculating the grant date fair value amounts for the Performance Awards are summarized in Note 6 to the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2014. The amounts in this column do not necessarily correspond to the actual economic value that may be realized by the Named Executive Officers from the Performance Share Awards and do not include the issuance in March 2015 of Other Stock-Based Awards and Restricted Stock Unit Awards described above.
(3)	Represents performance based cash awards earned for fiscal years 2013 and 2014 under the Plan.
(4)	Represents amounts paid in respect of life insurance premiums, automobile allowance and expenses for the personal use of automobile and Company paid healthcare premiums.
(5)	Represents amounts paid in respect of life insurance premiums, automobile allowances and expenses for the personal use of automobile, club dues and memberships and Company paid healthcare premiums.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END

The following table sets forth the number of unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2014.

		Option Awards(1)				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: Number of unearned shares that have not vested (#)(1)	Equity incentive plan awards: Market or payout value of unearned shares that have not vested ($)(2)
Michael C. Willoughby	4/5/2005	7,660	—	$12.08	4/4/2015	104,355	$1,321,134
	5/16/2007	8,511	—	$4.42	5/15/2017
	5/20/2008	8,723	—	$4.14	5/19/2018
	5/27/2009	21,250	—	$1.46	5/26/2019
	4/19/2010	55,000	—	$4.00	4/18/2020
	3/30/2011	50,000	—	$5.00	3/29/2021
Thomas J. Madden	4/5/2005	7,660	—	$12.08	4/4/2015	48,699	$616,529
	5/16/2007	4,255	—	$4.42	5/15/2017
	5/20/2008	8,723	—	$4.14	5/19/2018
	5/27/2009	28,250	—	$1.46	5/26/2019
	4/19/2010	45,000	—	$4.00	4/18/2020
	3/30/2011	65,000	—	$5.00	3/29/2021
Cynthia D. Almond	4/5/2005	7,660	—	$12.08	4/4/2015	36,086	$456,849
	5/16/2007	4,255	—	$4.42	5/15/2017
	5/20/2008	5,745	—	$4.14	5/19/2018
	5/27/2009	19,000	—	$1.46	5/26/2019
	4/19/2010	37,000	—	$4.00	4/18/2020
	3/30/2011	40,000	—	$5.00	3/29/2021

(1)	Awards consist of Performance Share Awards subject to four year vesting, with the first vesting date being December 31, 2013 based upon continued employment and the comparative performance (on an annual and cumulative basis) of the Company’s common stock on NASDAQ compared to the Russell Micro Cap Index.
(2)	Market value is computed by multiplying the number of Performance Share Awards by $12.66, which was the closing price per share of the Company’s common stock on December 31, 2014, on NASDAQ.

The following table summarizes information with respect to equity compensation plans under which equity securities of the registrant are authorized for issuance as of December 31, 2014. For additional information about our equity compensation plans, see note 6 to our financial statements in Item 8 of our 2014 annual report on Form 10-K:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options options, warrants and rights	(b) Weighted- average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by shareholders	1,942,609	$5.36	1,537,957
Equity compensation plans not approved by shareholders	—		—

EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION ARRANGEMENTS FOR EXECUTIVES

The Company and the Named Executive Officers have entered into Change in Control and Severance Agreements. Under these agreements, and in consideration of certain commitments of the officer to continue employment, upon the occurrence of a change in control, all unvested options held by the officer immediately vest and become exercisable. During the two year period following a change in control (whenever occurring), if the employment of the officer is terminated (other than for cause, death, disability or retirement), or if there is a material adverse change in the officer’s responsibilities, compensation or benefits to which the officer does not consent, then, in each case, the officer is entitled to receive from the Company (1) all salary and bonus amounts accrued through the date of termination, (2) a severance payment equal to twice the officer’s salary and bonus amount (which is defined as the greater of (i) the highest annual incentive bonus earned by the executive during the last three completed fiscal years or (ii) the executive’s then target bonus, if any) and (3) continuation for two years of all employee benefits (unless otherwise provided by a subsequent employer). If applicable, the officer is also entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such severance or bonus payment. The agreement terminates upon the voluntary resignation or termination of employment by the officer.

In addition, upon a change in control, all unvested Performance Shares issued to the Named Executive Officers immediately vest and each recipient is entitled to receive an additional payment to compensate the officer for any additional excise tax liability arising by reason of the receipt of such shares.

The Company and the Named Executive Officers (other than Ms. Almond) have also entered into Executive Severance Agreements. Under these agreements, and in consideration for, among other things, the agreement by the executive to be bound by a restrictive covenant, in the event of the termination of the employment of the executive other than for cause (including termination following a reduction in the executive’s base salary unless such reduction is part of, and proportionate with, a general reduction in officer compensation), the executive is entitled to a severance payment, based on the executive’s years of service, up to a maximum of twice the executive’s salary and the bonus, if any, that the executive would have received for such fiscal year (based upon the executive’s targeted bonus amount and the Company’s actual results for such fiscal year), payable in monthly installments over a period not to exceed two years (based on the executive’s years of service). In addition, in the event of termination without cause, the executive is entitled during the severance period to a continuation of benefits and to the accelerated vesting of all options then held by the executive, and the executive is considered a continuing employee of the Company for all purposes for which the executive’s status as an employee of the Company would entitle the executive to some benefit, including the vesting of Performance Shares. The severance payment and benefits are reduced by any compensation or benefits received by the executive from any subsequent employer.

Effective as of December 31, 2008, the Company and the aforesaid Named Executive Officers entered into an amendment to the existing Executive Severance Agreements and Change in Control Severance Agreements between the Company and such persons. The primary purpose of such amendment was to modify such agreements so that they conform to Section 409A of the Internal Revenue Code. In addition, the amendment to the Executive Severance Agreement modified the calculation of the severance amount thereunder so that it is based on the highest annual rate of base salary during the 12-month period immediately prior to the qualifying termination.

The Company and Ms. Almond have entered into a Severance, Nondisclosure, Nonsolicitation and Noncompete Agreement pursuant to which, and in consideration for, among other things, the agreement by Ms. Almond to be bound by a restrictive covenant, in the event of the termination of her employment other than for cause, Ms. Almond is entitled to a severance payment equal to nine months of base salary, payable in monthly installments, and a continuation of benefits during such period.

2014 DIRECTOR COMPENSATION

The following table sets forth the compensation earned by non-employee Directors for their service on the Board of Directors and its committees, as applicable, during the year ended December 31, 2014:

	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)		Total
James F. Reilly	$—	$100,000	$186,750	(2)	$286,750
David I. Beatson	—	100,000	186,750	(3)	286,750
Benjamin Rosenzweig	—	100,000	186,750	(4)	286,750
Monica Luechtefeld	—	75,000	166,298	(5)	241,298
Dr. Neil W. Jacobs (6)	50,000	—	—		50,000

(1)	Represents aggregate grant date fair value computed in accordance with ASC Topic 718.
(2)	Mr. Reilly had 87,021 options outstanding as of December 31, 2014.
(3)	Mr. Beatson had 87,021 options outstanding as of December 31, 2014.
(4)	Mr. Rosenzweig had 40,000 options outstanding as of December 31, 2014.
(5)	Ms. Luechtefeld had 30,000 options outstanding as of December 31, 2014.
(6)	Mr. Jacobs did not stand for re-election as a Director in June 2014.

For 2014, each non-employee Director (other than Mr. Jacobs) received (i) a quarterly retainer (“Retainer”) of $25,000 and (ii) an option (the “Option”) issued under the Plan to purchase 30,000 shares of the Company’s common stock. Each quarterly Retainer is effected through the issuance of a Deferred Stock Unit (a “DSU”) under the Plan. The DSU represents the right to receive a number of shares of Common Stock equal to the Retainer divided by the closing price of the Common Stock immediately preceding the DSU grant date. Shares are not issuable under the DSU until the Director no longer serves on the Board. Each Option have an exercise price of $9.01, except for Ms. Luechtefeld’s which have an exercise price of $8.04, and are subject to a three year cumulative annual vesting schedule.

Prior to 2014, each non-employee Director received, in addition to a cash retainer, stock options issued under the Company’s Non-Employee Director Stock Option and Retainer Plan (the “Non-Employee Director Plan”).

All options issued to non-employee Directors under the Non-Employee Director Plan are non-qualified options for federal income tax purposes and have an exercise price equal to the fair market value of a share of common stock as of the date of the annual meeting upon which such option is granted. All options have a ten-year term and generally subject to a one-year vesting schedule.

Generally, unless the Non-Employee Director Plan administrator otherwise provides, options are non-transferable other than by will or the laws of descent and distribution. At the time of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, or other change in the corporate structure or capitalization affecting the Company’s common stock, the Non-Employee Director Plan administrator will make appropriate adjustments to the exercise price, number and kind of shares to be issued under the Non-Employee Director Plan and any outstanding options.

Directors who are also employees of the Company or any of its subsidiaries receive no remuneration for serving as directors or Committee members.

Mr. Nagakura is eligible to participate in the Company’s compensation programs for non-employee Directors. As the representative of TCI, however, under TCI’s current policy, Mr. Nagakura is not permitted to receive remuneration for serving as a director of the Company. Accordingly, Mr. Nagakura received no compensation as a Director during 2014.

Compensation Committee Interlocks and Insider Participation

During 2014, Mr. Reilly, Mr. Nagakura and Mr. Beatson served on the Compensation Committee. None of the members of the Compensation Committee has had a relationship with the Company or any subsidiary other than as a director or stockholder. No executive officer of the Company served or serves on the Compensation Committee or board of any company that employed or employs any member of Company’s Compensation Committee or Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of June 8, 2015, certain information regarding the beneficial ownership of the Company’s Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the Common Stock, (ii) each of the Directors and Named Executive Officers of the Company individually and (iii) the Directors and executive officers of the Company as a group. The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, as such, also includes shares acquirable within 60 days. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares owned of record by them.

Name and Address of Beneficial Owner	Number of Shares	Percent (1)
transcosmos, inc. 21-25-18 Shibuya, Shibuya-ku (2) Tokyo 150-8530 Japan	3,678,779	21.1%
Austin W. Marxe and David M. Greenhouse (3) 527 Madison Avenue, Suite 2600 New York, NY10022	2,073,168	11.9%
Privet Fund LP (4) 3280 Peachtree Rd NE Atlanta, GA 30305	1,343,428	7.7%
G2 Investment Partners Management LLC (5) One Rockefeller Plaza, 23 rd Floor, New York, New York 10020	1,121,265	6.4%
Renaissance Technologies Holding Corporation (6) 800 Third Avenue, New York, New York 10020	937,438	5.4%
Thomas J. Madden (7)	234,235	1.3%
Michael C. Willoughby (7)	206,808	1.2%
James F. Reilly (7)	120,521	*
Cindy Almond (7)	119,329	*
David I. Beatson (7)	89,137	*
Benjamin Rosenzweig (7)	35,116	*
Monica Luechtefeld (7)	22,341	*
C. Travis Hess (7)	1,041	*
Shinichi Nagakura (7)	—	*
All directors and executive officers as a group (9 persons) (8)	828,528	4.6%

*	Represents less than 1%
(1)	This table is based on 17,429,561 shares of Common Stock outstanding on June 8, 2015.
(2)	Based on a March 25, 2014 Form SC 13 D filing by transcosmos, inc.
(3)	Based on a April 10, 2015 Form 4 filing by AWM Investment Company, Inc.
(4)	Based on a May 20, 2013 Form SC 13 D/A filing by Privet Fund LP.
(5)	Based on a February 17, 2015 Form 13 G/A filing by G2 Investment Partners Management LLC.
(6)	Based on a February 12, 2015 Form SC 13 G filing by Renaissance Technologies Holding Corporation.
(7)	Includes the following shares issuable under outstanding vested options and deferred stock units: Thomas J. Madden – 151,228; Michael C. Willoughby – 113,723; Cynthia D. Almond – 81,909; James F. Reilly – 80,009; David I. Beatson – 80,009; Benjamin Rosenzweig – 35,116 and Monica Luechtefeld – 22,341.
(8)	Includes 564,335 shares of Common Stock issuable under outstanding vested options and deferred stock units.

ITEM 2

APPROVAL OF THE RIGHTS AGREEMENT, AS AMENDED

The Company is currently a party to a Rights Agreement, dated as of June 8, 2000, with Computershare Shareowner Services, LLC (formerly known as Mellon Investor Services LLC), as successor to ChaseMellon Shareholder Services, LLC, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010, Amendment No. 4 thereto dated as of May 15, 2013 and Amendment No. 5 thereto dated as of June     , 2015 (as amended, the “Rights Agreement”).

Under Amendment No. 5 to the Rights Agreement, the Rights Agreement will expire on the 30th day after the 2015 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the Annual Meeting. If continuation of the Rights Agreement is so approved, the Company will enter into Amendment No. 6 to the Rights Agreement. Pursuant to Amendment No. 6, the Rights Agreement will be amended to, among other things, include a “Qualified Offer” provision described below. If continuation of the Rights Agreement is approved, it will be in effect until the 30th day after the 2018 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the 2018 Annual Meeting or as otherwise set forth therein

The Board of Directors believes that maintaining the Rights Agreement is an important tool with which it can protect stockholder value. The rights to purchase preferred stock as set forth in the Rights Agreement (the “Rights”) are intended to protect the stockholders of the Company in the event of an unfair or coercive offer to acquire the Company and to provide the Board of Directors with adequate time to evaluate unsolicited offers. The Rights may have anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning its offer on a substantial number of shares being acquired. The Rights, however, should not inhibit any prospective offeror willing to make an offer at a fair price and otherwise in the best interests of the Company and its stockholders, as determined by the Board of Directors. The Rights should also not interfere with any merger or other business combination approved by the Board of Directors.

Description of the Rights Agreement

The following is a summary of the material terms of the Rights Agreement, as proposed to be amended by Amendment No. 6 thereto. The statements below are only a summary, and we refer you to the full text of the Rights Agreement, and each of Amendments Nos. 1 to 5 thereto, as well as the proposed Amendment No. 6 thereto, which can be found attached to this proxy statement as Appendix A.

Under the terms of the Rights Agreement, each share of common stock outstanding has one Right attached to it, so that the purchase of a share of common stock is also a purchase of the attached Right. Except as set forth below, each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $1.00 per share (“Series A Shares”), at a price of $         (the “Purchase Price”), subject to adjustment. The Purchase Price shall be paid in cash.

Until the “Separation Date,” no separate certificates evidence the Rights (“Rights Certificates”), and the Rights are evidenced by the certificates or book entry accounts of the associated common stock, and the Rights may be transferred with, and only with, the associated common stock certificates or associated book entry accounts so that the surrender for transfer of any certificates for common stock or any book entry transfer of common stock also constitutes the transfer of the Rights associated with the common stock represented by such certificates or book account.

The “Separation Date” is the earlier to occur of (a) 10 business days following a public announcement that a person or group of affiliated or associated persons (collectively, an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 20% or more of the outstanding common stock or (b) 15 business days (or such later date as may be determined by the action of the Board before any person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer if, upon consummation thereof, such person or group would be the beneficial owner of 20% or more of the outstanding common stock. As soon as practicable following the Separation Date, separate Rights Certificates will be mailed to holders of record of the common stock as of the close of business on the Separation Date and, thereafter, such separate Rights Certificates alone will evidence the Rights.

Notwithstanding the foregoing, the Board of Directors may determine, in the exercise of its reasonable judgment, that a person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, shall not be deemed to be an “Acquiring Person,” provided, that, and for so long as (i) such person, together with all affiliates and associates of such person, shall be the beneficial owner of not more than 23% of the common stock then outstanding and (ii) on or before the date upon which such person would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, such person, on behalf of or together with all affiliates and associates of such person, shall have executed and delivered to the Company, and shall be bound by and subject to, a standstill agreement satisfactory in form and substance to the Board of Directors.”

In addition, transcosmos inc., and its direct and indirect subsidiaries and affiliates (collectively, the “Transcosmos Entities”) shall not be deemed an “Acquiring Person” so long as the Transcosmos Entities do not increase their beneficial ownership to greater than 5% of the Company’s then outstanding common stock (excluding the securities purchased under the Securities Purchase Agreement, dated May 15, 2013 by and between the Company and transcosmos inc (the “Purchase Agreement”)) and are otherwise in compliance with the terms of the standstill provisions set forth in Section 5.7 of the Purchase Agreement.

The Rights are not exercisable until the Separation Date and will expire on the 30th day after the 2018 Annual Meeting unless continuation of the Rights Agreement is approved by the stockholders of the Company at the 2018 Annual Meeting (the “Final Expiration Date”), unless earlier redeemed by the Company as described below.

In the event that (a) a person becomes an Acquiring Person, or (b) the Board of Directors declares any person to be an adverse person upon a determination that such person has become the beneficial owner of a substantial amount of common stock (which shall in no event be less than 10% of the Common Shares then outstanding), the Rights Agreement provides that proper provision shall be made so that each holder of a Right will thereafter be entitled to receive, upon exercise, common stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right.

In the event that, at any time following the first date of public announcement by the Company or an Acquiring Person indicating that an Acquiring Person has become such (the “Shares Acquisition Date”), (a) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (b) the Company engages in a merger or other business combination transaction with another person in which the Company is the surviving corporation, but in which its common stock are changed or exchanged or (c) 50% or more of the Company’s assets or earning power is sold or transferred, the Rights Agreement provides that proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, common shares of the acquiring company having a value equal to two times the exercise price of the Right.

The Board of Directors may, at its option, at any time after the right of the Board of Directors to redeem the Rights has expired or terminated (with certain exceptions), exchange all or part of the then outstanding and exercisable Rights (other than those held by the Acquiring Person) for common stock at a ratio of one Common Share per Right, as adjusted; provided, however, that such Right cannot be exercised once a Person, together with such Person’s Affiliates and Associates, becomes the owner of 50% or more of the outstanding common stock. If the Board authorizes such an exchange, the Rights will immediately cease to be exercisable.

The Rights Agreement contains provisions intended to prevent the utilization of voting trusts or similar arrangements that could have the effect of rendering ineffective or circumventing the beneficial ownership rules set forth in the Rights Agreement, as well as provisions under which any Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person shall immediately become null and void.

The Purchase Price payable, and the number of Series A Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (a) in the event of a dividend of Series A Shares on, or a subdivision, combination or reclassification of, the Series A Shares, (b) upon the grant to holders of the Series A Shares of certain rights or warrants to subscribe for Series A Shares or securities convertible into Series A Shares at less than the current market price of the Series A Shares or (c) upon the distribution to holders of the Series A Shares of debt securities or assets (excluding regular quarterly cash dividends and dividends payable in Series A Shares) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares that are not integral multiples of ne one-thousandth of a Series A Share will be issued and, in lieu thereof, an adjustment in cash will be made based on the closing price of the Series A Shares on the last trading date prior to the date of exercise.

At any time after the date of the Rights Agreement until the earlier of (A) the date a Person becomes an Acquiring Person or (B) the Final Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment (the “Redemption Price”). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will no longer be exercisable. Thereafter the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for common stock (or other consideration) of the Company or for common shares of the Acquiring Person as set forth above.

The Rights Agreement further provides that in the event the Company receives a “Qualifying Offer” (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the shares of common stock then outstanding may request that the Board of Directors call a special meeting of the stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than 90, nor later than 120, business days following the commencement of such offer. The Board of Directors must then call and hold a special meeting of the stockholders for a vote on exempting such offer from the terms of the Rights Agreement within 90 business days following receipt of the stockholder demand for the meeting; provided that such period may be extended if, prior to the vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding shares of common stock) with respect to a merger, recapitalization, share exchange or a similar transaction involving the Company or the direct or indirect acquisition of more than 50% of the Company’s consolidated total assets (a “Definitive Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no Acquiring Person has emerged, the offer continues to be a Qualifying Offer and if stockholders representing at least a majority of the shares of common stock represented at the meeting at which a quorum is present vote in favor of redeeming the Rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no Acquiring Person has emerged and no special meeting is held by the date required, the Rights will be redeemed, without the need for action by the Board of Directors, at the close of business on the tenth business day following that date.

A “Qualifying Offer,” in summary terms, is an offer determined by the Board of Directors to have each of the following characteristics which are generally intended to preclude offers that are coercive, abusive or clearly illegitimate:

•	is an all-cash tender offer or stock exchange offer or combination thereof for any and all of the outstanding shares of common stock of the Company;

•	is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended, and is made by an offeror (including its affiliates or associates) that beneficially owns no more than 1% of the outstanding common stock of the Company as of the date of such commencement;

•	is an offer whose per-share price represents a reasonable premium over the highest market price of the Company’s common stock in the preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per-share offer price being determined using the lowest reported market price for common stock of the offeror during the five trading days immediately preceding and the five trading days immediately following the commencement of the offer;

•	is an offer which, within 20 business days after the commencement date of the offer (or within 10 business days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the Company’s stockholders is either unfair or inadequate;

•	is subject only to the minimum tender condition described below and other customary terms and conditions, which conditions shall not include any requirements with respect to the offeror or its agents being permitted to conduct any due diligence with respect to the books, records, management, accountants and other outside advisers of the Company;

•	is accompanied by an irrevocable written commitment by the offeror to the Company that the offer will remain open for at least 120 business days and, if a special meeting is duly requested by the Company’s stockholders with respect to the offer, at least 10 business days after the date of the special meeting or, if no special meeting is held within 90 business days following receipt of the notice of the special meeting, for at least 10 business days following that 90-day period;

•	is accompanied by an irrevocable written commitment by the offeror to the Company that, in addition to the minimum time periods specified above, the offer will be extended for at least 15 business days after any increase in the price offered, and after any bona fide alternative offer is made;

•	is conditioned on a minimum of a majority of the shares of the Company’s common stock being tendered and not withdrawn as of the offer’s expiration date;

•	is accompanied by an irrevocable written commitment by the offeror to the Company to consummate promptly upon successful completion of the offer a second-step transaction whereby all shares of the Company’s Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

•	is accompanied by an irrevocable written commitment by the offeror to the Company that no amendments will be made to the offer to reduce the offer consideration or otherwise change the terms of the offer in a way that is adverse to a tendering stockholder; and

•	is accompanied by certifications of the offeror and its chief executive officer and chief financial officer (in their individual capacities) that all information that may be material to an investor’s decision to accept the offer have been disclosed, and will continue to be disclosed promptly for the pendency of the offer, fully and accurately disclosed.

Any offers that have cash as all or partial consideration are subject to further conditions for qualification as “Qualifying Offers,” as set forth in the Rights Agreement. These conditions generally require assurance that the offer is fully financed and that the offeror has sufficient committed resources to consummate the offer. Any offers that have acquiror common stock as all or partial consideration are subject to further conditions for qualification as “Qualifying Offers,” as set forth in the Rights Agreement. These conditions generally require certain safeguards regarding, and access to information about, the acquiror to allow an informed determination as to the value of and risks associated with the stock, including safeguards against developments that adversely affect the value of the stock, that the acquiror’s stock (which may not have subordinated voting rights nor may its ownership be heavily concentrated in one person or group) is listed on a national exchange, that the acquiror meets certain seasoned issuer standards under the Securities Act of 1933 and that no acquiror stockholder approval of the issuance of the consideration to the Company’s stockholders is necessary after commencement of the offer.

The provisions of the Rights Agreement may be amended by the Board of Directors without approval of the holders of Rights; provided, however, that following the date on which a person has become an Acquiring Person, no such amendment will adversely affect the interests of holders of Rights.

Required Vote for Approval; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal. Information regarding the method by which votes will be counted appears above under the heading “Voting Procedures.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE RIGHTS AGREEMENT, AS AMENDED

ITEM 3

ADVISORY VOTE ON THE COMPENSATION OF

THE COMPANY’S NAMED EXECUTIVE OFFICERS

The Company seeks your advisory vote approving the compensation of our Named Executive Officers as disclosed in this Proxy Statement. We believe that our executive compensation programs are structured in the best manner possible to support our business objectives and are designed to provide competitive total compensation that is tied to the achievement of Company performance objectives and to attract, motivate and retain individuals who will build long-term value for our stockholders. See “Executive Compensation” above. Key characteristics of our executive compensation programs include the following:

•	Pay for Performance. Our compensation programs seek to tie pay to performance and a meaningful portion of our executives’ compensation is incentive based and contingent upon Company financial performance.

•	Pay Competitively. We are committed to providing an executive compensation program designed to attract, motivate, reward, and retain executive officers with the skills necessary to successfully lead and manage our business.

•	Pay Responsibly. Our compensation program is designed to align the interests of our executive officers with our stockholders and to discourage excessive risk-taking.

We are asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers for 2014 as disclosed in the Summary Compensation Table and related compensation tables, notes, and narrative discussion in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation program for our Named Executive Officers described in this proxy statement. The vote on this proposal is advisory and non-binding; however, the Compensation Committee and the Board will review the results of the vote and consider them when making future determinations regarding our executive compensation programs.

Required Vote for Approval; Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required for approval of this proposal. Information regarding the method by which votes will be counted appears above under the heading “Voting Procedures.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE RIGHTS AGREEMENT, AS AMENDED

GENERAL INFORMATION

Voting by Ballot

All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 9:30 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Stockholder Proposals for the 2016 Annual Meeting

A stockholder desiring to submit an otherwise eligible proposal for inclusion in the Company’s proxy statement for the 2016 annual meeting of stockholders of the Company must deliver the proposal so that it is received by the Company no later than 120 days prior to the anniversary of the date of the 2015 Annual Meeting. The Company requests that all such proposals be addressed to the Company’s Secretary at the Company’s principal executive offices, 505 Millennium Drive, Allen, Texas 75013, and mailed by certified mail, return-receipt requested.

Compliance with Certain Reporting Obligations

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and controlling stockholders to file initial reports of ownership and reports of changes of ownership of the Company’s Common Stock with the Securities and Exchange Commission and the Company. To the Company’s knowledge, all reports required to be so filed in fiscal year 2014 were filed in accordance with the provisions of said Section 16(a), except that each of Messrs. Beatson, Reilly and Rosenzweig filed a late Form 4 on January 21, 2014 with respect to the January 15, 2014 grant of 30,000 stock options and 2,775 deferred stock units.

Financial and Other Information

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 is being sent to stockholders of record as of the Record Date together with this Proxy Statement.

OTHER MATTERS

The Board of Directors knows of no matters other than those described in this Proxy Statement that are likely to come before the Annual Meeting. If any other matters properly come before the Annual Meeting, or any adjournment thereof, the persons named in the accompanying form of proxy intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors,

Cindy Almond
Secretary

Allen, Texas

June     , 2015

APPENDIX A

RIGHTS AGREEMENT

between

PFSWEB, INC.

and

CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

Dated: As of June 8, 2000

RIGHTS AGREEMENT

Rights Agreement, dated as of June 8, 2000 (the “Agreement”), between PFSweb, Inc., a Delaware corporation (the “Company”), and ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”, which term shall include any successor Rights Agent hereunder).

The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on July 6, 2000 (the “Record Date”), each Right representing the right to purchase one one-thousandth (1/1000) of a share of Series A Preferred Stock, par value $1.00 per share, of the Company (“Series A Preferred Stock”) having the rights and preferences set forth in the Certificate of Designations of Preferred Stock with respect to the Series A Preferred Stock, a copy of which is attached hereto as Exhibit A. The Board of Directors of the Company has further authorized the issuance of one Right with respect to each Common Share (as hereinafter defined) that shall become outstanding (whether originally issued or delivered from the Company’s treasury) after the Record Date and on or prior to the earliest of the Separation Date, the Redemption Date and the Final Expiration Date (each as hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who, together with all Affiliates and Associates of such Person, shall hereafter become the Beneficial Owner of 15% or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any wholly owned Subsidiary of the Company and (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan or for purposes of funding or providing Common Shares to any such plan; provided, however, that any Person, who, together with all Affiliates and Associates of such Person, on the date of this Agreement is the Beneficial Owner of 15% or more of the outstanding Common Shares shall not be, or be deemed to be, an “Acquiring Person” unless and until such Person becomes the Beneficial Owner of an additional one percent (1%) or more of the outstanding Common Shares. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as a result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after share purchases by the Company, acquire any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provision, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement. Notwithstanding the foregoing, Daisytek International Corporation, a Delaware corporation (“Daisytek”), shall not be an “Acquiring Person” by virtue of its ownership of capital stock of the Company at any time on or prior to the distribution by Daisytek to its stockholders of Common Shares of the Company (the “Spin-Off”), which is scheduled to occur on the Record Date, and no Person who receives Common Shares of the Company in the Spin-Off shall be an “Acquiring Person” as a result of such Spin-Off, if, immediately prior to the Spin-Off, such Person is not deemed an “Acquiring Person” under the Rights Agreement between Daisytek and the Rights Agent that is in effect on the Record Date.

(b) “Adverse Person” shall mean any Person declared to be an Adverse Person by a majority of the Board upon determination that the criteria set forth in Section 11(a)(ii)(B) apply to such person.

(c) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the Record Date.

(d) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, now or hereafter owns or has (or by agreement with the Company is, on the date of this Agreement, entitled to receive) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; and provided further, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities that such Person has the right to acquire (whether such right is exercisable immediately or only after the passage of time) upon the exercise of (a) employee stock options now or hereafter (but prior to the Separation Date) issued by the Company, or (b) conversion rights conferred in any class or series of Preferred Stock of the Company issued prior to the Separation Date if the resolutions of the Board providing for the issuance of such class or series of Preferred Stock shall specifically refer to this Agreement and provide that the right to acquire securities upon the exercise of conversion rights so conferred shall not be deemed to constitute beneficial ownership of such securities;

(ii) that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (except as hereinafter provided) or dispose of, or of which any of them, directly or indirectly, has “beneficial ownership” (as determined pursuant to Rule 13d-3 of the Rules, as in effect on the Record Date) (including, except as hereinafter provided, pursuant to any agreement, arrangement or understanding, whether or not in writing); provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, any security under this subparagraph (ii) as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Rules and is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(iii) that are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (whether or not in writing), for the purpose of, or with respect to, acquiring, holding, voting (except as described in the proviso to subparagraph (ii) of this paragraph (d)) or disposing of any voting securities of the Company; and

(iv) that are, pursuant to the foregoing subparagraphs of this paragraph (d), or otherwise, deemed to be owned by a voting trust, voting agent, recipient of a proxy that is not immediately revocable (a “Non-revocable Proxy”) or any other Person to whom such Person (the “Grantor Person”) has contributed, conveyed, delegated, given, granted, tendered, transferred or otherwise assigned or conferred (collectively, “given”) some or all of the voting rights attributable to the Common Shares of which the Grantor Person (alone or in conjunction with any other Person) is also deemed to be a Beneficial Owner. Solely for purposes of this Agreement, the Grantor Person shall be deemed to be the Beneficial Owner of all Common Shares that such voting trust, voting Agent, proxy holder or other Person has the right, by Non- revocable Proxy, agreement, assignment, tender, grant or otherwise, to exercise some or all of the voting rights attributable thereto, whether or not the Grantor Person shall have contributed or given voting rights that constitute all or less (even substantially less) than all of the voting rights held by the voting trust, voting Agent, proxy holder or other Person to whom or to which the Grantor Person has given some or all of the voting rights attributable to Common Shares otherwise beneficially owned by the Grantor Person;

provided, however, that nothing in this paragraph (d) shall cause a person engaged in business as an underwriter of securities to be the “Beneficial Owner” of or to “beneficially own” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

(e) “Board” means the Board of Directors of the Company.

(f) “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

(g) “Close of Business” on any given date shall mean 5:00 P.M., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York time, on the next succeeding Business Day.

(h) “Common Shares” when used with reference to the Company shall mean shares of Common Stock, par value $0.001 per share, of the Company. “Common Shares” or “common shares,” when used with reference to any Person other than the Company, shall mean the capital stock of such Person with the greatest voting power or the equity securities or other equity interest having power to control or direct the management of such Person.

(i) “Person” shall mean any individual, firm, corporation, partnership, association, trust, joint venture, unincorporated organization, limited liability company or other person or entity and shall include any successor (by merger or otherwise) of such person or entity.

(j) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii).

(k) “Section 13(a) Event” shall mean any event described in clause (x) or (y) or (z) of Section 13(a).

(l) “Series A Preferred Shares” shall mean shares of Series A Preferred Stock, par value $1.00 a share, of the Company, including any authorized fraction of a Series A Preferred Shares, unless the context otherwise requires.

(m) “Shares Acquisition Date” shall mean the first date of public announcement (including, without limitation, a report filed pursuant to Section 13(d) or 14(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

(n) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which a majority of the voting power of the voting securities or voting interests is owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(o) “Triggering Event” shall mean any Section 11(a)(ii) Event or Section 13(a) Event.

The following additional terms have the meanings indicated in the specified Sections of this Agreement set forth below:

(i)	“Act” — Section 9(c).

(ii)	“Adjustment Shares” — Section 11(a)(ii).

(iii)	“Common Share equivalent” — Section 11(a)(iii).

(iv)	“Current Value” — Section 11(a)(iii).

(v)	“equivalent shares” — Section 11(b).

(vi)	“Exchange Act” — Section 1(c).

(vii)	“Final Expiration Date” — Section 7(a).

(viii)	“Grantor Person” — Section 1(d)(iv).

(ix)	“Non-Revocable Proxy” — Section 1(d)(iv)

(x)	“Principal Party” — Section 13(b).

(xi)	“Purchase Price” — Sections 4(a), 11(a)(ii) and 13(a).

(xii)	“Record Date” — Preamble.

(xiii)	“Redemption Date” — Section 7(a).

(xiv)	“Redemption Price” — Section 23(a).

(xv)	“Rules” — Section 1(c).

(xvi)	“Separation Date” — Section 3(a).

(xvii)	“Series A Preferred Stock” — Preamble.

(xviii)	“Spread” — Section 11(a)(iii).

(xix)	“Substitution Period” — Section 11(a)(iii).

(xx)	“Summary of Rights” — Section 3(b).

(xxi)	“Trading Day” — Section 11(d)(i).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment and agrees to act as Rights Agent under this Agreement. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such Co-Rights Agent.

Section 3. Issue of Right Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth Business Day following the Shares Acquisition Date or (ii) the Close of Business on the fifteenth (15th) Business Day (or such later date as may be determined by action of the Board prior to the time as any Person becomes an Acquiring Person) after the date on which a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first commenced within the meaning of Rule 14d-2(a) of the Rules, if upon consummation thereof, such Person would be the Beneficial Owner of 15% or more of the Common Shares then outstanding (the earlier of (i) and (ii) being herein referred to as the “Separation Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. The Company must promptly notify the Rights Agent in writing and request the transfer agent to provide a shareholders list. As soon as practicable after the Rights Agent receives such written notice and shareholders list, the Rights Agent will send, by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Separation Date, at the address of such holder shown on the records of the Company, one or more Right Certificates, in substantially the form of Exhibit B hereto, evidencing one Right for each Common Share so held. In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11(p) hereof, at the time of distribution of the Right Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Separation Date, the Rights will be evidenced solely by such Right Certificates.

(b) As soon as practicable following the Record Date, the Company will send a copy of a Summary of Rights to Purchase Series A Preferred Stock, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Separation Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof, together with a copy of the Summary of Rights attached thereto, and the registered holders of the Common Shares shall also be the registered holders of the associated Rights. Until the earliest of the Separation Date, the Redemption Date or the Final Expiration Date, the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c) Certificates for Common Shares issued after the Record Date but prior to the earliest of the Separation Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN PFSWEB, INC. AND CHASEMELLON SHAREHOLDERS SERVICES, L.L.C. DATED AS OF JUNE 8, 2000 (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF PFSWEB, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. PFSWEB, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE PROMPTLY FOLLOWING RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

Section 4. Form of Right Certificates.

(a) The Right Certificates (and the forms of election to purchase Series A Preferred Shares, exercise notice and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate, which do not affect the rights, duties or responsibilities of the Rights Agent and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one one-thousandth of a share of Series A Preferred Stock as shall be set forth therein at the price per one one-thousandth of a Series A Preferred Share set forth therein (the “Purchase Price”), but the amount and type of the securities purchasable (or other consideration to be made available) upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Right Certificate issued pursuant to Section 3(a) or Section 22 hereof that represents Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect avoidance of Section 7(e) hereof, and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.

Section 5. Countersignature and Registration.

(a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board or its President, Chief Executive Officer or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal, attested by the Secretary, the Treasurer or any Assistant Secretary or Assistant Treasurer of the Company, or shall bear a facsimile thereof. The Right Certificates shall not be valid for any purpose unless countersigned by the Rights Agent. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Separation Date and receipt by the Rights Agent of the written notice and list of record holders of Rights referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office designated pursuant to Section 26 hereof or agency designated for such purpose, books for registration and transfer of the Right Certificates issued or to be issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a) Subject to the provisions of Sections 4(b), 7(e) and 14 hereof, at any time after the Close of Business on the Separation Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of Series A Preferred Shares (or, following a Section 11(a)(ii) Event or Section 13(a) Event, Common Shares, other securities or property, as the case may be) as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated, pursuant to Section 26, for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall have no duty or obligation under this section 6 or under any provision of this Agreement which requires the payment of taxes or governmental charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid in full.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Separation Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated, pursuant to Section 26 hereof, for such purpose, together with payment of the Purchase Price for each one one-thousandth of a Series A Preferred Share as to which the Rights are exercised, at or prior to the Close of Business on the earlier of (i) July 6, 2010 (the “Final Expiration Date”), (ii) the date on which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”) or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

(b) The Purchase Price for each one one-thousandth of a Series A Preferred Share pursuant to the exercise of a Right shall initially be $67, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the Series A Preferred Shares (or other shares, securities or property, as the case may be) to be purchased and an amount equal to any applicable tax or governmental charge required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash, or by certified check or cashier’s check payable to the order of the Company, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) either (A) requisition from any transfer agent of the Series A Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the number of Series A Preferred Shares (or fractions thereof) to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the Series A Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandth of a Series A Preferred Share as are to be purchased (in which case certificates for the Series A Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) if and when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities (including Common Shares) or assets pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities or assets are available for distribution by the Rights Agent, if and when appropriate.

(d) In case the registered holder of any Right Certificate shall exercise less than all the rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns subject to the provisions of Section 6 and Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the occurrence of a Triggering Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee from an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such or (iii) a transferee of an Acquiring Person (or such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, agreement, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action, and any holder of such Rights shall thereupon have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Right Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Series A Preferred Shares; Registration.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Series A Preferred Shares the number of Series A Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights. Prior to the occurrence of a Triggering Event, the Company shall not be obliged to cause to be reserved and kept available out of its authorized and unissued Common Shares or shares of preferred stock (other than Series A Preferred Shares), any such Common Shares or any shares of preferred stock (other than the Series A Preferred Shares) to permit exercise of outstanding Rights.

(b) If the Series A Preferred Shares issuable upon the exercise of Rights are listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) If then required by applicable law, the Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the occurrence of a Triggering Event as to which the consideration to be delivered by the Company upon exercise of the Rights has been determined pursuant to this Agreement, or as soon as is required by law following the Separation Date, as the case may be, a registration statement under the Securities Act of 1933 (the “Act”), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Final Expiration Date. If then required by applicable law, the Company will also take such action as may be appropriate under the securities or “blue sky” laws of the various states. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement. Upon any such suspension, the Company shall promptly notify the Rights Agent thereof and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may, by issuing a public announcement, temporarily suspend the right to exercise the Rights until such time as a registration statement has been declared effective. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9(c) and provide the Rights Agent with a copy of such announcement. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series A Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(e) The Company covenants and agrees that it will pay when due and payable any and all taxes and governmental charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Series A Preferred Shares Record Date. Each Person in whose name any certificate for Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes and governmental charges) was made; provided, however, that if the date of such surrender and payment is a date upon which the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Series A Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled (in such holder’s capacity as such) to any rights of a shareholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote any shares, to receive dividends or other distributions with respect to any shares or to exercise any preemptive rights with respect to any shares, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event that the Company shall at any time after the date of this Agreement (A) declare a dividend on the Series A Preferred Shares payable in Series A Preferred Shares, (B) subdivide the outstanding Series A Preferred Shares, (C) combine the outstanding Series A Preferred Shares into a smaller number of Series A Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Series A Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock that, if such Right had been exercised immediately prior to such date and at a time when the Series A Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

(ii) Subject to Section 24, in the event that

(A) any Person becomes an Acquiring Person; or

(B) a majority of the Board shall declare any Person to be an Adverse Person, upon a determination that such Person, alone or together with its Affiliates and Associates, has become the Beneficial Owner of an amount of Common Shares which a majority of the Board determines to be substantial (which amount shall in no event be less than 10% of the Common Shares then outstanding) and a determination by a majority of the Board after reasonable inquiry and investigation, including consultation with such Person as such directors shall deem appropriate, that (a) such Beneficial ownership by such Person is intended to cause the Company to repurchase the Common Shares beneficially owned by such Person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such Person with short-term financial gain under circumstances where the Board determines that the best long-term interests of the Company and its stockholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such Beneficial Ownership is causing or is reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or suppliers, impairment of the Company’s ability to maintain its competitive position, adverse consequences to the communities in which the Company is located and impairment of the short-term and long-term interests of the Company (including benefits that may accrue from the continued independence of the Company) on the business or prospects of the Company;

then, and in each such case, proper provision shall be made so that each holder of a Right, except as provided below and in Section 7(e) hereof, shall thereafter have a right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of Series A Preferred Shares, and subject to the provisions of Section 11(a)(iii) below, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandth of a Series A Preferred Share for which a Right was exercisable immediately prior to the first occurrence of an event set forth in Section 11(a)(ii) above, and dividing that product (which, following such first occurrence, shall be referred to as the “Purchase Price” for all purposes of this Agreement) by (y) fifty percent (50%) of the current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof), but not less than the par value thereof, on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii) In the event that (x) the total of the Common Shares that are issued but not outstanding and authorized but unissued (excluding Common Shares reserved for issuance pursuant to the specific terms of any indenture, option plan or other agreement) is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) hereof or (y) the total number of Common Shares available for exercise of the Rights in accordance with Section 11(a)(ii) hereof is sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) but the Board determines that such exercise of the Rights will not afford adequate protection to the shareholders of the Company and that shareholders should be given an option to acquire a substitute for the Adjustment Shares, and subject to such limitations as are necessary to prevent a default under any agreement for money borrowed to which the Company is a party and to comply with applicable law, then the Board shall: (A) determine the excess of (1) the value, based upon the current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof), of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right, make adequate provision to substitute for, or provide an election to acquire in lieu of, the Adjustment Shares, upon payment of the applicable Purchase Price (which term shall include any reduced Purchase Price) any combination of the following having an aggregate value equal to the Current Value (such aggregate value to be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board): (1) a reduction in the Purchase Price, (2) Common Shares and/or other equity securities of the Company (including, without limitation, shares or units of shares of any series of preferred stock that the Board has deemed to have the same value as Common Shares (such shares or units of share of preferred stock hereinafter referred to as “Common Share equivalents”))and/or (3) debt securities of the Company and/or cash and other assets; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the first occurrence of a Triggering Event, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which securities and/or cash in the aggregate are equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days following the first occurrence of a Triggering Event, in order that the Company may seek shareholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action needs to be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall promptly notify the Rights Agent thereof and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with prompt notice thereof to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Shares on the date of the first occurrence of a Triggering Event. The provisions of this Section 11(a)(iii) shall apply only to Common Shares of the Company and shall not apply to the securities of any other Person.

(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Series A Preferred Shares (or shares having the same rights, privileges and preferences as the Series A Preferred Shares (“equivalent shares”)) or securities convertible into Series A Preferred Shares or equivalent shares at a price per Series A Preferred Share or equivalent share (or having a conversion price per share, if a security convertible into Series A Preferred Shares or equivalent shares) less than the current per share market price of the Series A Preferred Shares (as defined in Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Series A Preferred Shares outstanding on such record date plus the number of Series A Preferred Shares that the aggregate offering price of the total number of Series A Preferred Shares and/or equivalent shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Series A Preferred Shares outstanding on such record date plus the number of additional Series A Preferred Shares and/or equivalent shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the holders of the Rights. Series A Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for the distribution to all holders of the Series A Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of any debt securities, cash or assets (other than a regular quarterly cash dividend or a dividend payable in Series A Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current per share market price of the Series A Preferred Shares (as defined in Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and binding on the holders of Rights) of the portion of the assets or debt securities so to be distributed or of such subscription rights or warrants applicable to one Series A Preferred Share and the denominator of which shall be such current per share market price of the Series A Preferred Shares (as determined pursuant to Section 11(d) hereof). Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, the “current per share market price” of the Common Shares on any date shall be deemed to be the lesser of (x) the average of the daily closing prices per Common Share for the 30 consecutive Trading Days immediately prior to, but not including, such date or (y) the average of the daily closing prices per Common Share for the 30 consecutive Trading Days immediately following, but not including, such date; provided, however, that in the event that the current per share market price of the Common Shares is determined during a period following the announcement by the issuer of such Common Shares of a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights), or any subdivision, combination or reclassification of such Common Shares, and prior to the expiration of 20 Trading Days after the ex-dividend date for such dividend or distribution, then, and in each such case, the current market price shall be appropriately adjusted to reflect the current market price per Common Share equivalent. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange, if any, on which the Common Shares are then listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange or NASDAQ on which the Common Shares are listed or traded or are admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange or NASDAQ, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Series A Preferred Shares shall be determined in the same manner as set forth above for Common Shares in clause (i) of this Section 11(d). If the current per share market price of the Series A Preferred Shares cannot be determined in the manner provided above, the “current per share market price” of the Series A Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by 1,000. If neither the Common Shares nor the Series A Preferred Shares are publicly held or so listed or traded, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and binding on the holders of Rights.

(e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or the nearest one one-hundredth of a Common Share or other share or one one-ten thousandth of a Series A Preferred Share, as the case may be.

Notwithstanding the first sentence of this Section 11(e), any adjustment provided for in this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Final Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any property, other securities (other than shares of capital stock of the Company) or shares of capital stock of the Company other than Series A Preferred Shares, thereafter the amount of such property, other securities (other than shares of capital stock of the Company) and the number of such other shares of capital stock so receivable upon exercise of any Right (as well as any consideration to be paid therefor) shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred Shares (and the Purchase Price) contained in this Section 11, and the provisions of Sections 7, 9, 10 and 13 with respect to the Series A Preferred Shares shall apply on like terms to any such property, other securities and other shares of capital stock.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Series A Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Series A Preferred Share (calculated to the nearest one one-ten thousandth of a Series A Preferred Share) obtained by (i) multiplying (x) the number of one one-thousandth of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of Series A Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandth of a Series A Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become the number of Rights (calculated to the nearest one-ten thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights and shall provide written notice of such election to the Rights Agent, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Series A Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of shares that were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then stated value, if any, of the Series A Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series A Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Series A Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series A Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment. The Company shall provide the Rights Agent with written notice of any adjustment in the Purchase Price.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Series A Preferred Shares, (ii) issuance wholly for cash of any of the Series A Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Series A Preferred Shares or securities that by their terms are convertible into or exchangeable for Series A Preferred Shares, (iv) dividends on Series A Preferred Shares payable in Series A Preferred Shares or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Series A Preferred Shares shall not be taxable to such shareholders.

(n) The Company covenants and agrees that it shall not, and shall not permit any Subsidiary, at any time after the Separation Date, to (i) consolidate with, (ii) merge with or into or (iii) sell or transfer, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) The Company covenants and agrees that, after the Separation Date, it will not, except as permitted by Section 23, Section 24, Section 27 or Section 31 hereof, take (or permit any Subsidiary to take) any action that at the time it is reasonably foreseeable will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights; provided, however, that the issuance of additional Rights pursuant hereto, including by action of the Board under Section 22 hereof, shall not be deemed to violate this Section 11(o).

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Record Date (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares or (iii) combine the outstanding Common Shares into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter, shall be proportionately adjusted so that the number of Rights thereafter associated (whether before or after the Separation Date) with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event. For purposes of this Section 11(p), any Common Shares issued after the Separation Date that were not issued together with a Right (pursuant to the Preamble hereto or by action of the Board pursuant to Section 22 hereof) shall not be counted as outstanding.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief, reasonably detailed statement of the facts, computations and methodology of accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Series A Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Separation Date, to each holder of a certificate representing Common Shares) in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained, and shall have no duty with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) In the event that, following the Shares Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person shall consolidate with, or merge with or into, the Company and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in a single transaction or a series of related transactions, assets or earning power aggregating more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company), then, and in each such case, proper provision shall be made so that (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Shares of the Principal Party, not subject to any rights of first refusal, redemption or repurchase, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-thousandth of a Series A Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13(a) Event (or, if any event set forth in Sections 11(a)(ii) has occurred prior to the Section 13(a) Event, multiplying the number of such fractional shares for which a Right was exercisable immediately prior to the first occurrence of an event set forth in Sections 11(a)(ii) hereof by the Purchase Price immediately prior to such first occurrence), and dividing that product (which, following the Section 13(a) Event, shall thereafter be referred to as the “Purchase Price” for all purposes of this Agreement) by (2) fifty percent (50%) of the current per share market price (determined pursuant to Section 11(d) hereof) per Common Share (or other securities or property as provided for herein) of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13(a) Event and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Sections 11(a)(ii) and 11(a)(iii) hereof shall thereafter be of no effect following the first occurrence of a Section 13(a) Event.

(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or clause (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any such case, (1) if the Common Shares of such Person are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value.

(c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized Common Shares, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date; and

(ii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that one of the transactions described in Section 13(a) hereof shall occur at any time after the occurrence of a transaction described in Section 11(a)(ii) hereof, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Separation Date as provided in Section 11(p) hereof, or to distribute Right Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange, if any, on which the Rights are then listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date the Rights are not publicly held or so listed or traded, the current market value of a whole Right shall mean the fair value of a whole Right as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and binding on the holders of Rights.

(b) The Company shall not be required to issue fractions of Series A Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Series A Preferred Share) upon exercise of the Rights or to distribute certificates that evidence fractional Series A Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Series A Preferred Share). Fractions of Series A Preferred Shares in integral multiples of one one-thousandth of a Series A Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Series A Preferred Shares. In lieu of fractional Series A Preferred Shares that are not integral multiples of one one-thousandth of a Series A Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Series A Preferred Share. For purposes of this Section 14(b), the current market value of a Series A Preferred Share shall be the closing price of a Series A Preferred Share (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates that evidence fractional Common Shares. In lieu of fractional Common Shares, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right, by the acceptance of the Rights, expressly waives his or her right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as otherwise set forth herein. The Rights Agent shall have no duty or obligations with respect to this section 14 unless and until it has received specific instructions (and sufficient cash, if required) from the Company with respect to its duties and obligations.

Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Separation Date, the registered holders of any certificate representing Common Shares); and any registered holder of any Right Certificate (or, prior to the Separation Date, of any other certificate representing Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Separation Date, of the Common Shares), may, in his or her own behalf and for his or her own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Separation Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Separation Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with appropriate forms and certificates fully executed; and

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Separation Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificates made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

(d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

Section 17. Right Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series A Preferred Shares, or any other securities of the Company, that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, ruling (interlocutory or final), fine, penalty, claim, demand, settlement (but with respect to any settlement only with the Company’s prior consent, which shall not be unreasonably withheld), cost or expense, incurred without gross negligence, bad faith or willful misconduct (as finally determined by a court of competent jurisdiction) on the part of the Rights Agent, for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation the costs and expenses of defending against any claim of liability in the premises. The indemnity provided herein shall survive the termination of this Agreement and the termination and expiration of the Rights. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage. Any liability of the Rights Agent under this Rights Agreement will be limited to the amount of fees paid by the Company to the Rights Agent hereunder.

(b) The Rights Agent shall be fully indemnified against, shall be protected from, and shall incur no liability or expense (including without limitation attorneys’ fees and expenses) for, or in respect of, any action taken, suffered or omitted by it in connection with, the acceptance and administration of this Agreement in reliance upon any Right Certificate or certificate for the Series A Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, instruction, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of its counsel as set forth in Section 20 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained. The Rights Agent shall not be deemed to have any duty or notice unless and until the Company has provided the Rights Agent with written notice.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement (and no implied duties or obligations) upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for, or in respect of, any action taken, suffered, or omitted by it in good faith and in accordance with such written advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for, or in respect of, for any action taken, suffered or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility or liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series A Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Series A Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept advice or instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such advice or instructions shall be full authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for, or in respect of, any action taken, suffered or omitted by it in good faith in accordance with the advice or instructions of any such officer. The Rights Agent may conclusively rely on the most recent advice or instructions given by any such officer.

(h) The Rights Agent and any shareholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person or legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 on such certificate attached to the form of assignment or form of election to purchase, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and to each transfer agent of the Common Shares and Series A Preferred Shares by registered or certified mail. In such event, the Company shall give written notice of such resignation to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Series A Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his or her Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of any state of the United States, in good standing, that is subject to supervision or examination by federal or state authority and that has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and Series A Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, the Company may, if deemed necessary or appropriate by the Board, issue Right Certificates in connection with the issuance or sale of Common Shares following the Separation Date.

Section 23. Redemption.

(a) The Board may, at its option, at any time prior to the earlier of (A) the date a Person becomes an Acquiring Person or (B) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of One Tenth of One Cent ($0.001) per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).

(b) In the case of a redemption permitted under Section 23(a), immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within ten days after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights (in case of notice to holders) by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Separation Date, on the registry books of the

Transfer Agent for the Common Shares; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such redemption. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a) The Board may, at its option, at any time after the right of the Company to redeem the Rights has expired or terminated, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary or the Company, any employee benefit plan of the Company or any such Subsidiary, or Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of the holders of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give written notice to the Rights Agent and public notice of any such exchange; provided, however, that failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to the Rights Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Series A Preferred Shares for Common Shares at the rate of one one-thousandth of a Series A Preferred Share for each Right.

(d) The Company shall not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Series A Preferred Shares (except as hereinafter provided) or fractional Common Shares, but if the exchange is for Series A Preferred Shares, the Company shall be obligated to issue fractional shares so long as any fraction of a Series A Preferred Share so to be issued is at least equal to one one-thousandth of a Series A Preferred Share. In lieu of such fractional shares, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share. For the purposes of this Section 24(d), (i) the current market value of a whole Common Share shall be the per share market price determined as of the day immediately following the day of the public announcement by the Company that an exchange is to be effected pursuant to this Section 24 and (ii) the current market value of a Series A Preferred Share or fraction of a Series A Preferred Share shall be the current market value on such day of a Series A Preferred Share (or fraction of a Series A Preferred Share) as determined in accordance with Section 11(d)(ii) hereof.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Separation Date, (i) to pay any dividend payable in stock of any class to the holders of Series A Preferred Shares or to make any other distribution to the holders of Series A Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Series A Preferred Shares rights or warrants to subscribe for or to purchase any additional Series A Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of Series A Preferred Shares (other than a reclassification involving only the subdivision of outstanding Series A Preferred

Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Series A Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 20 days prior to the record date for determining holders of the Series A Preferred Shares for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Series A Preferred Shares, whichever shall be the earlier.

(b) In case of the occurrence of a Section 11(a)(ii) Event, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Series A Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

PFSweb, Inc.

500 North Central Expressway

Plano, Texas 75074

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

ChaseMellon Shareholder Services, L.L.C.

85 Challenger Road

Ridgefield Park, New Jersey 07660-2108

Attention: General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent.

Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with respect to the Rights which the Company may deem necessary or desirable, any such supplement or amendment to be evidenced by a writing signed by the Company and, if such supplement or amendment affects the rights, duties or obligations of the Rights Agent, the Rights Agent; provided, however, that (i) the Rights Agent cannot be required to change or amend its duties and obligations under this Agreement, and (ii) from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the Rights Agent or the holders of Rights. Upon the delivery of a certificate from an appropriate officer of the Company, which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding the foregoing, any supplement or amendment shall not change or increase the Rights Agent’s duties, liabilities or obligation hereunder, unless consented to by the Rights Agent in writing and, if requested by the Rights Agent, only following receipt of an opinion of counsel in connection therewith.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determinations and Actions by the Board of Directors. For all purposes of this Agreement, any calculation of the number of Common Shares outstanding at any particular time and any determination of the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner shall be made in accordance with the provisions of Rule 13d-3(d)(1)(i) of the Rules as in effect as of the date hereof. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board, in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Right Certificates and all other parties and (ii) not subject the Board or the Independent Directors to any liability to the holders of the Right Certificates.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Separation Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Separation Date, the Common Shares).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board.

Section 32. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware, and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligation of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State; and any provision of this Agreement and each such Right Certificate relating to the internal corporate governance or other affairs of the Company shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 33. Consequential Damages. Neither party to this Agreement shall be liable to the other party or any other Person for consequential damages.

Section 34. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

Section 35. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PFSWEB, INC.

By:	/s/ Thomas J. Madden
Name:	Thomas J. Madden
Title:	Chief Financial Officer

CHASEMELLON SHAREHOLDER SERVICES, LLC

By:	/s/ Barbara J. Robbins
Name:	Barbara J. Robbins
Title:	Regional Manager and Vice President

EXHIBIT A

PFSWEB, INC.

CERTIFICATE OF DESIGNATIONS

in respect of

SERIES A PREFERRED STOCK

Pursuant to Section 151 of the General Corporation Law

of the State of Delaware

The undersigned, being                      of PFSWEB, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation duly adopted the following resolution at a meeting of said Board of Directors duly called and held on June 8, 2000, which resolution remains in full force and effect as of the date hereof:

RESOLVED, that the Board of Directors of the Corporation, pursuant to authority expressly vested in it by the provisions of the Corporation’s Certificate of Incorporation, as amended (the “Charter”), hereby establishes a series of the preferred stock, par value $1.00 per share, of the Corporation and fixes the number of shares of such series and the powers, designations, preferences and relative, participating, optional or other rights of such series, and the qualifications, limitations or restrictions thereof, as follows:

This series of preferred stock, par value $1.00 per share, of the Corporation shall be, and hereby is, designated “Series A Preferred Stock” (the “Series A Shares”), and the number of shares constituting such series shall be one hundred thousand (100,000). The relative rights and preferences of the Series A Shares shall be as follows:

Section A. Dividends and Distributions.

(1) Subject to the prior and superior rights of the holders of any shares of any series of stock ranking prior and superior to the Series A Shares with respect to dividends, the holders of Series A Shares, in preference to the holders of Common Stock, par value $0.001 per share, of the Corporation (the “Common Stock”) and of any other junior stock, shall be entitled to receive, when and as declared by the Board of Directors, out of any funds lawfully available therefor, cash dividends thereon, payable quarterly, from the date of issuance thereof, upon the last days of June, September, December and March in each year (each such date being referred to herein as a “Dividend Payment Date”), commencing on the first Dividend Payment Date after the first issuance of a Series A Share, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.005 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend or distribution payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any Series A Share. In the event the Corporation shall at any time after July 6, 2000 (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amounts to which holders of Series A

Shares were entitled immediately prior to such event under clause (a) and clause (b) of the preceding sentence shall be adjusted by multiplying each such amount by a fraction the numerator of which is the number of shares of Common Shares outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(2) The Corporation shall declare a dividend or distribution on the Series A Shares as provided in paragraph (1) of this Section A immediately after it declares a dividend or distribution on the Common Stock (other than a dividend or distribution payable in shares of Common Stock); provided, that, In the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $0.005 per share of the Series A Shares shall nevertheless be payable on such subsequent Dividend Payment Date; and provided, further that nothing contained in this paragraph (2) shall be construed so as to conflict with any provision relating to the declaration of dividends contained in the Charter.

(3) Dividends shall begin to accrue and be cumulative on outstanding Series A Shares from the Dividend Payment Date next preceding the date of issue of such Series A Shares, unless (a) the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or (b) the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of Series A Shares entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the Series A Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of Series A Shares entitled to receive payment of a dividend or distribution declared thereon.

Section B. Redemption. The Series A Shares are not redeemable.

Section C. Liquidation, Dissolution or Winding Up. In the event of the voluntary or involuntary liquidation of the Corporation the “preferential amount” which the holders of the Series A Shares shall be entitled to receive out of the assets of the Corporation shall be $1,000 per share plus all accrued and unpaid dividends and distribution thereon.

(1) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (upon liquidation, dissolution or winding up) to the Series A Shares unless, prior thereto, the holders of Series A Shares shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of Series A Shares unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in paragraph (3) of this Section C to reflect such events as stock splits, stock dividends and recapitalization with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding Series A Shares and Common Stock, respectively, holders of Series A Shares and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to the Series A Shares and Common Stock, on a per share basis, respectively.

(2) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Shares, then all such available assets shall be distributed ratably to the holders of the Series A Shares and the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then any such remaining assets shall be distributed ratably to the holders of Common Stock.

(3) In the event the Corporation shall at any time after July 6, 2000 (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section D. Sinking Fund. The Series A Shares shall not be entitled to the benefit of any sinking fund for the redemption or purchase of such shares.

Section E. Conversion.

(1) Subject to paragraph (2) of this Section E, the Series A Shares shall not be convertible.

(2) In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Series A Shares shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Shares shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section F. Voting Rights.

(1) The holders of Series A Shares shall have no voting rights except as provided by Delaware statutes or by paragraph (2) of this Section F.

(2) So long as any Series A Shares shall be outstanding, and in addition to any other approvals or consents required by law, without the consent of the holders of 662/3% of the Series A Shares outstanding as of a record date fixed by the Board of Directors, given either by their affirmative vote at a special meeting called for that purpose, or, if permitted by law, in writing without a meeting:

(i) The Corporation shall not sell, transfer or lease all or substantially all the properties and assets of the Corporation; provided, however, that nothing herein shall require the consent of the holders of Series A Shares for or in respect of the creation of any mortgage, pledge, or other lien upon all or any part of the assets of the Corporation.

(ii) The Corporation shall not effect a merger or consolidation with any other corporation or corporations unless as a result of such merger or consolidation and after giving effect thereto holders of Series A Shares are entitled to receive a per share amount and type of consideration equal to the product arrived at by multiplying the Adjustment Number by the per share amount and type of consideration received by holders of shares of Common Stock, or (1) either (A) the Corporation shall be the surviving corporation or (B) if the Corporation is not the surviving corporation, the successor corporation shall be a corporation duly organized and existing under the laws of any state of the United States of America or the District of Columbia, and all obligations of the Corporation with respect to the Series A Shares shall be assumed by successor corporation, (2) the Series A Shares then outstanding shall continue to be outstanding, and (3) there shall be no alteration or change in the designation or the preferences, relative rights or limitations applicable to outstanding Series A Shares prejudicial to the holders thereof.

(iii) The Corporation shall not amend, alter or repeal any of the provisions of its Certificate of Incorporation in any manner which adversely affects the relative rights, preferences or limitations of the Series A Shares or the holders thereof.

Section G. Certain Restrictions.

(1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Shares as provided in Section A are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on Series A Shares outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (as to dividends) to the Series A Shares;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (as to dividends) with the Series A Shares, except dividends paid ratably on the Series A Shares and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (as to dividends) to the Series A Shares, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation, ranking junior (as to dividends) to the Series A Shares; and

(iv) purchase or otherwise acquire for consideration any Series A Shares, or any shares of stock ranking on a parity (as to dividends) with the Series A Shares, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and the relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (1) of this Section G, purchase or otherwise acquire such shares at such time and in such manner.

Section H. Fractional Shares. The Corporation may issue fractions and certificates representing fractions of Series A Shares in integral multiples of 1/1000th of a Series A Share, or in lieu thereof, at the election of the Board of Directors of the Corporation at the time of the first issue of any Series A Shares, evidence such fractions by depositary receipts, pursuant to an appropriate agreement between the Corporation and a depository selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all rights, privileges and preferences to which they would be entitled as beneficial owners of Series A Shares. In the event that fractional Series A Shares are issued, the holders thereof shall have all the rights provided herein of holders of full Series A Shares in the proportion which such fraction bears to a full share.

IN TESTIMONY WHEREOF, PFSWEB, INC. has caused this Statement to be signed under its corporate seal by its                      and its Secretary as of the 8th day of June, 2000. PFSWEB, INC.

By:
Name:
Title:

ATTEST:

Name:
Title:

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER [                    ] OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT (AS HEREINAFTER DEFINED)) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). ACCORDINGLY, THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BE OR BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE AGREEMENT.]1/

Right Certificate

PFSWEB, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of June 8, 2000 (the “Rights Agreement”), between PFSWEB, INC., a Delaware corporation (the “Company”), and CHASEMELLON SHAREHOLDER SERVICES, LLC, a New Jersey limited liability company (the “Rights Agent”), to purchase from the Company at any time after the Separation Date (as such term is defined in the Rights Agreement) and prior to the close of business (5:00 PM New York time) on July 6, 2010, at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Preferred Stock, par value $1.00 per share (“Series A 1/ The portion of the legend in brackets shall be inserted if applicable and shall replace the preceding sentence. Share”) of the Company, at a purchase price of $67 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of rights evidenced by this Right Certificate (and the number of shares that may be purchased 2 exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of June 8, 2000, based on the Series A Shares as constituted at such date.

Upon the occurrence of a Triggering Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (a) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (b) a transferee of any such Acquiring Person, Associate or Affiliate or (c) under certain circumstances specified in the Rights Agreement, a transferee of a person or entity who, after such transfer, became an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such rights from and after the occurrence of any such Triggering Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of Series A Shares or other securities or other property that may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

1/	the portion of the legend in brackets shall be inserted if applicable and shall replace the preceding sentence.

The Board may, at its option, at any time after the right of the Company to redeem the Rights has expired or terminated, exchange all or part of the then outstanding and exercisable Rights (other than those held by the Acquiring Person and Affiliates and Associates of the Acquiring Person) for Common Shares (as such term is defined in the Rights Agreement) at an exchange ratio of one Common Share per Right, as adjusted. Immediately upon the action of the Board ordering an exchange of the Rights, the Rights affected by such order will no longer be exercisable and thereafter the only right of the holders of such Rights will be to receive the Common Shares issuable by the Company in exchange for such Rights.

This Right Certificate is subject to all of the terms, covenants and restrictions of the Rights Agreement, which terms, covenants and restrictions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights for not more than ninety (90) days at the election of the Company and under certain circumstances specified in such Rights Agreement. Copies of the Rights Agreement are on file at the office of the Rights Agent and are also available upon written request to the Company.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Series A Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If the Rights evidenced by this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed at a redemption price of One Tenth of One Cent ($0.001) per Right at any time prior to the earlier of (A) the date that a Person becomes an Acquiring Person (as such term is defined in the Rights Agreement) or (B) the Final Expiration Date (as such term is defined in the Rights Agreement). Immediately upon the action of the Board ordering redemption of the Rights, the Rights will no longer be exercisable; and, thereafter the only right of the holders of the Rights evidenced hereby will be to receive the Redemption Price.

The terms of the Rights evidenced by this Certificate may be supplemented or amended without the approval of any holder of the Rights (or the Common Shares) as set forth in the Rights Agreement. No fractional Series A Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions that are integral multiples of one one-thousandth of a Series A Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Series A Shares or of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signatures of the proper officers of the Company.

Dated:             , 2000

PFSWEB, INC.

By
Name:
Title:

Attest
Name:
Title:

(Corporate Seal)
Countersigned

CHASEMELLON SHAREHOLDER SERVICES, LLC as Rights Agent

By

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                      hereby sells, assigns and transfers unto                                          (Please print name and address of Transferee)                                          this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                      attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:             , 20

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(i) this Rights Certificate [    ] is [    ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

(ii) to the best knowledge of the undersigned, it [    ] did [    ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: , 20

Signature

NOTICE

The signature(s) to the foregoing Assignment and Certificate must correspond to the name(s) as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise

Rights represented by the Right Certificate.)

To: PFSWEB, INC.

The undersigned hereby irrevocably elects to exercise                      Rights represented by this Right Certificate to purchase the Series A Shares (or fractions thereof) issuable upon the exercise of such Rights (or such other securities of the Company or of any other entity that may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of:

Please insert social security or other identifying number:

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number:

(Please print name and address)

Dated:             , 20

Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate [    ] are [    ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement);

(2) to the best knowledge of the undersigned, it [    ] did [    ] not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:             , 20

Signature

NOTICE

The signature(s) to the foregoing Election to Purchase and Certificate must correspond to the name(s) as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

PSFWEB, INC.

Summary of Rights to Purchase Preferred Shares

Introduction

On June 8, 2000, the Board of Directors of our Company, PFSweb, Inc., a Delaware corporation, declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share. The dividend is payable to the stockholders of record as of the close of business on July 6, 2000.

Our Board has adopted this Rights Agreement to protect stockholders from coercive or otherwise unfair takeover tactics. In general terms, it works by imposing a significant penalty upon any person or group which acquires 15% or more of our outstanding common stock without the approval of our Board. The Rights Agreement should not interfere with any merger or other business combination approved by our Board.

For those interested in the specific terms of the Rights Agreement as made between our Company and Chase Mellon Shareholder Services, L.L.C., as the Rights Agent, as of June 8, 2000, we provide the following summary description. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A dated June 14, 2000. A copy of the agreement is available free of charge from our Company.

The Rights. Our Board authorized the issuance of a Right with respect to each issued and outstanding share of common stock on July 6, 2000. The Rights will initially trade with, and will be inseparable from, the common stock. The Rights are evidenced only by certificates that represent shares of common stock. New Rights will accompany any new shares of common stock we issue after July 6, 2000 until the Separation Date described below.

Exercise Price. Each Right will allow its holder to purchase from our Company one one-thousandth of a share of Series A Preferred Stock (“Preferred Share”) for $67, once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend and liquidation rights as would one share of common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Exercisability. The Rights will not be exercisable until

•	Ten days after the public announcement that a person or group has become an “Acquiring Person” by obtaining beneficial ownership of 15% or more of our outstanding common stock, or, if earlier,

•	15 business days (or a later date determined by our Board before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if consummated, would result in that person or group becoming an Acquiring Person.

We refer to the date when the Rights become exercisable as the “Separation Date.” Until that date, the common stock certificates will also evidence the Rights, and any transfer of shares of common stock will constitute a transfer of Rights. After that date, the Rights will separate from the common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of common stock. Any Rights held by an Acquiring Person are void and may not be exercised.

Consequences of a Person or Group Becoming an Acquiring Person.

•	Flip In. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person may, after the Separation Date, for $67, purchase shares of our common stock with a market value of $134, based on the market price of the common stock prior to such acquisition.

•	Flip Over. If our Company is later acquired in a merger of similar transaction after the Separation Date, all holders of Rights except the Acquiring Person may, for $67, purchase shares of the acquiring corporation with a market value of $134, based on the market price of the acquiring corporation’s stock, prior to such merger.

Preferred Share Provisions.

Each one one-thousandth of a Preferred Share, if issued:

•	Will not be redeemable.

•	Will entitle holders to quarterly dividend payments of $0.005 per share, or an amount equal to the dividend paid on one share of common stock, whichever is greater.

•	Will entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one share of common stock, whichever is greater.

•	Will have no voting rights except in limited circumstances.

•	If shares of our common stock are exchanged via merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of common stock.

The value of one one-thousandth interest in a Preferred Share should approximate the value of one share of common stock.

Expiration. The Rights will expire on July 6, 2010.

Redemption. Our Board may redeem the Rights for $0.001 per Right at any time before a person or group becomes an Acquiring Person and before July 6, 2010. If our Board redeems any Rights, it musts redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Exchange. After the right of our Board to redeem the rights has expired, but before an Acquiring Person owns 50% or more of our outstanding common stock, our Board may extinguish the Rights by exchanging one share of common stock for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions. Our Board may adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Preferred Shares or common stock. No adjustments to the purchase price of less than 1% will be made.

Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, and, as a result, there is a Separation Date, our Board may not amend the agreement in a way that adversely affects the holders of the Rights.

AMENDMENT NO. 1 TO RIGHTS AGREEMENT

Amendment No. 1 to Rights Agreement, dated as of May 30, 2008 (this “Amendment No. 1”), between PFSweb, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000 (“Rights Agreement”);

WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the Rights Agreement and has determined that those reasons continue to be valid at present;

WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 1.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 1, the parties hereby agree as follows:

1. Amendment to Section 1(a). Section 1(a) of the Rights Agreement is amended and restated as follows:

(a) “Acquiring Person” shall mean any Person who, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 15% or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any wholly owned Subsidiary of the Company and (iii) any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan or for purposes of funding or providing Common Shares to any such Plan (each an “Exempt Person”). Notwithstanding the foregoing, no Person, together with such Person’s Affiliates and Associates (a “Qualified Shareholder”), shall be deemed to be an “Acquiring Person” so long as (x) such Qualified Shareholder is the Beneficial Owner of less than 20% of the Common Shares of the Company then outstanding, and (y) such Qualified Shareholder reports, or is required to report, such Beneficial Ownership on Schedule 13G under the Exchange Act or on Schedule 13D under the Exchange Act (or any comparable or successor report), which Schedule 13D does not state any present intention to (or reserve the right to) hold such Common Shares with the purpose or effect of changing or influencing the control of the Company, nor in connection with or as a participant in any transaction having such purpose or effect. Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more (or in the case of a Qualified Shareholder, 20% or more) of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more (or in the case of a Qualified Shareholder, 20% or more) of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an “Acquiring Person.” Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provision, has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions, then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

2. Amendment to Section 3(a). Section 3(a) of the Rights Agreement is hereby amended by deleting the term “15%” in such section, and replacing it with the term “20%”.

3. Amendment to Exhibit C. Exhibit C to the Rights Agreement is hereby amended by deleting the term “15%” in each place in which such term appears in Exhibit C, and replacing it with the term “20%”.

4. Other Terms Unchanged. This Amendment No. 1 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

5. Severability. If any term, provision, covenant or restriction of this Amendment No. 1 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 1 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

6. Governing Law. This Amendment No. 1 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

7. Counterparts. This Amendment No. 1 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

8. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 1 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

PFSWEB, INC.

By:
Name:
Title:

MELLON INVESTOR SERVICES LLC, as Rights Agent

By:
Name:
Title:

AMENDMENT NO. 2 TO RIGHTS AGREEMENT

Amendment No. 2 to Rights Agreement, dated as of May 24, 2010 (this “Amendment No. 2”), between PFSweb, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008 (as amended, the “Rights Agreement”);

WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the Rights Agreement and has determined that those reasons continue to be valid at present;

WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 2.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 2, the parties hereby agree as follows:

1. Amendment to Section 1(a). Section 1(a) of the Rights Agreement is amended by adding the following paragraph thereto:

“Notwithstanding the foregoing, the Board of Directors may determine, in the exercise of its reasonable judgment, that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, shall not be deemed to be an “Acquiring Person,” provided, that, and for so long as (i) such Person, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of not more than 23% of the Common Shares then outstanding and (ii) on or before the date upon which such Person would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing definition, such Person, on behalf of or together with all Affiliates and Associates of such Person, shall have executed and delivered to the Company, and shall be bound by and subject to, a standstill agreement satisfactory in form and substance to the Board of Directors.”

2. Other Terms Unchanged. This Amendment No. 2 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

3. Severability. If any term, provision, covenant or restriction of this Amendment No. 2 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 2 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

4. Governing Law. This Amendment No. 2 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

6. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 2 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the day and year first above written.

PFSWEB, INC.

By:
Name:
Title:

MELLON INVESTOR SERVICES LLC, as Rights Agent

By:
Name:
Title:

AMENDMENT NO. 3 TO RIGHTS AGREEMENT

Amendment No. 3 to Rights Agreement, dated as of July 2, 2010 (this “Amendment No. 3”), between PFSweb, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008 and Amendment No. 2 thereto dated as of May 24, 2010 (as amended, the “Rights Agreement”);

WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the Rights Agreement and has determined that those reasons continue to be valid at present;

WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 3.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 3, the parties hereby agree as follows:

1. Amendment to Section 7(a). Section 7(a) of the Rights Agreement is amended by deleting the date “July 6, 2010” which appears in clause (i) therein and inserting “July 6, 2015” in its place.

2. Other Terms Unchanged. This Amendment No. 3 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

3. Severability. If any term, provision, covenant or restriction of this Amendment No. 3 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 3 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

4. Governing Law. This Amendment No. 3 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. Counterparts. This Amendment No. 3 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

6. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 3 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed as of the day and year first above written.

PFSWEB, INC.

By:
Name:
Title:

MELLON INVESTOR SERVICES LLC, as Rights Agent

By:
Name:
Title:

AMENDMENT NO. 4 TO RIGHTS AGREEMENT

Amendment No. 4 to Rights Agreement, dated as of May 15, 2013 (this “Amendment No. 4”), between PFSweb, Inc., a Delaware corporation (the “Company”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010 (“Amendment No. 2”) and Amendment No. 3 thereto dated July 2, 2010 (as amended, the “Rights Agreement”);

WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 4.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 4, the parties hereby agree as follows:

1. Amendment to Section 1(a). The definition of “Acquiring Person” in Section 1(a) of the Rights Agreement is amended by adding the following as the last paragraph thereto:

“Notwithstanding the foregoing, transcosmos inc., and its direct and indirect Subsidiaries and Affiliates (collectively, the “Transcosmos Entities”) shall not be deemed an Acquiring Person so long as the Transcosmos Entities do not increase their Beneficial Ownership to greater than 5% of the Company’s then outstanding Common Stock (excluding the Securities) and are otherwise in compliance with the terms of the standstill provisions set forth in Section 5.7 of the Securities Purchase Agreement, dated May 15, 2013 by and between the Company and transcosmos inc (the “Purchase Agreement”).” Defined terms used in this paragraph of Section 1(a) that are not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement, dated May 15, 2013, by and between the Company and transcosmos inc.”

2. Other Terms Unchanged. This Amendment No. 4 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

3. Severability. If any term, provision, covenant or restriction of this Amendment No. 4 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 3 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

4. Governing Law. This Amendment No. 4 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. Counterparts. This Amendment No. 4 may be executed in any number of counterparts (including by PDF, facsimile or other electronic means) and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

6. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 4 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed as of the day and year first above written.

PFSWEB, INC.

By:	/s/ Thomas J. Madden
	Name:	Thomas J. Madden
	Title:	CFO

COMPUTERSHARE SHAREOWNER SERVICES LLC, as Rights Agent

By:	/s/ Robert A. Buckley, Jr.
	Name:	Robert A. Buckley, Jr.
	Title:	Senior Vice President

AMENDMENT NO. 5 TO RIGHTS AGREEMENT

Amendment No. 5 to Rights Agreement, dated as of June     , 2015 (this “Amendment No. 5”), between PFSweb, Inc., a Delaware corporation (the “Company”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010 and Amendment No. 4 thereto dated as of May 15, 2013 (as amended, the “Rights Agreement”);

WHEREAS, the Company desires to amend the Rights Agreement on the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 5.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 5, the parties hereby agree as follows:

1. Amendment to Section 7(a). Section 7(a) of the Rights Agreement is amended by deleting the date “July 6, 2010” which appears in clause (i) therein and inserting “the close of business on the 30th day after the Company’s 2015 annual meeting of stockholders, unless continuation of this Agreement is approved by the stockholders of the Company at that meeting (with such amendments thereto, including any amendment to this Section 7(a), as may be approved at such meeting)” in its place.

2. Other Terms Unchanged. This Amendment No. 5 shall be effective as of the date hereof and, except as set forth herein, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby. The term “Agreement” as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

3. Severability. If any term, provision, covenant or restriction of this Amendment No. 5 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 3 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

4. Governing Law. This Amendment No. 5 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. Counterparts. This Amendment No. 5 may be executed in any number of counterparts (including by PDF, facsimile or other electronic means) and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

6. Descriptive Headings. Descriptive headings of the several Sections of this Amendment No. 5 are inserted for convenience of reference only and shall not control or affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed as of the day and year first above written.

PFSWEB, INC.

By:
Name:
Title:

COMPUTERSHARE SHAREOWNER SERVICES LLC, as Rights Agent

By:
Name:
Title:

AMENDMENT NO. 6 TO RIGHTS AGREEMENT

Amendment No. 6 to Rights Agreement, dated as of July     , 2015 (this “Amendment No. 6”), between PFSweb, Inc., a Delaware corporation (the “Company”), and Computershare Shareowner Services LLC (formerly known as Mellon Investor Services LLC), a New Jersey limited liability company, as successor to ChaseMellon Shareholder Services, L.L.C., a New Jersey limited liability company (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of June 8, 2000, as amended by Amendment No. 1 thereto dated as of May 30, 2008, Amendment No. 2 thereto dated as of May 24, 2010, Amendment No. 3 thereto dated July 2, 2010, Amendment No. 4 thereto dated as of May 15, 2013 and Amendment No. 5 thereto dated as of June     , 2015 (each, an “Amendment” and collectively, as amended, the “Agreement”);

WHEREAS, the Company desires to amend the Agreement on the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of the Company has duly authorized this Amendment No. 6.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Agreement and this Amendment No. 6, the parties hereby agree as follows:

1. Certain Definitions

(a) Definition of “Acquiring Person.” The first paragraph of the definition of the term “Acquiring Person” contained in Section 1 of the Agreement is hereby amended and restated in its entirety by the following:

““Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Shares then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan, or (iv) any Person who becomes the Beneficial Owner of 20% or more of the Common Shares then outstanding as a result of a reduction in the number of Common Shares outstanding due to the repurchase of Common Shares by the Company unless and until such Person, after becoming aware that such Person has become the Beneficial Owner of 20% or more of the then outstanding Common Shares, acquires beneficial ownership of additional Common Shares representing 1% or more of the Common Shares then outstanding.

(b) Definition of “Beneficial Owner.” The definition of the terms “Beneficial Owner” and “beneficially own” contained in Section 1(d) of the Agreement is hereby amended by adding the following thereto as clause (v) therein:

“(v) which are the subject of, or the reference securities for, or that underlie, any Derivative Interest of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed beneficially owned being the notional or other number of Common Shares specified in the documentation evidencing the Derivative Interest as being subject to be acquired upon the exercise or settlement of the Derivative Interest or as the basis upon which the value or settlement amount of such Derivative Interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the Derivative Interest relates.”

(c) Definition of “Definitive Acquisition Agreement”. The definition of the term “Definitive Acquisition Agreement” is hereby added to Section 1 of the Agreement and shall read as follows:

““Definitive Acquisition Agreement” shall mean an agreement, conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares, with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than 50 percent of the Company’s consolidated total assets.”

(d) Definition of “Derivative Interest”. The following definition of the term “Derivative Interest” is hereby added to Section 1 of the Agreement:

““Derivative Interest” shall mean any derivative securities (as defined under Rule 16a-1 under the Exchange Act) that increase in value as the value of the underlying equity increases, including, but not limited to, a long convertible security, a long call option and a short put option position, in each case, regardless of whether (x) such interest conveys any voting rights in such security, (y) such interest is required to be, or is capable of being, settled through delivery of such security or (z) transactions hedge the economic effect of such interest.”

(e) Definition of “Exemption Date”. The definition of the term “Exemption Date” is hereby added to Section 1 of the Agreement and shall read as follows:

““Exemption Date” shall have the meaning set forth in Section 23(b) hereof.”

(f) Definition of “Outside Meeting Date”. The definition of the term “Outside Meeting Date” is hereby added to Section 1 of the Agreement and shall read as follows:

““Outside Meeting Date” shall have the meaning set forth in Section 23(b) hereof.”

(g) Definition of “Qualifying Offer”. The definition of the term “Qualifying Offer” is hereby added to Section 1 of the Agreement and shall read as follows:

““Qualifying Offer” shall mean an offer determined by a majority of independent directors of the Company to have, to the extent required for the type of offer specified, each of the following characteristics:

(i) a fully financed all-cash tender offer or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding Common Shares at the same per share consideration; provided, however, that such per share price and consideration represent a reasonable premium over the highest reported market price of the Common Shares in the immediately preceding 24 months, with, in the case of an offer that includes shares of common stock of the offeror, such per share offer price being determined using the lowest reported market price for common stock of the offeror during the five Trading Days immediately preceding and the five Trading Days immediately following the date on which the Qualifying Offer is commenced;

(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates and/or Associates of such offeror) that beneficially owns no more than 1 percent of the outstanding Common Shares as of the date of such commencement;

(iii) an offer that, within 20 Business Days after the commencement date of the offer (or within 10 Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board rendering an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate;

(iv) if the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company, including, without limitation, a nationally recognized investment banking firm retained by the Board, legal counsel and an accounting firm designated by the Company to have access to such offeror’s books, records, management, accountants and other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board with respect to whether the consideration being offered to the Company’s stockholders is fair, and (B) within 10 Business Days after such investment banking firm shall have notified the Company and the offeror that it had completed the due diligence review to its satisfaction (or following completion of such due diligence review within 10 Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not after the expiration of such

10 Business Day period render an opinion to the Board that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have a material adverse affect on the value of the common stock of the offeror;

(v) an offer that is subject only to the minimum tender condition described below in item (viii) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisers of the Company;

(vi) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than 120 Business Days and, if a Special Meeting Demand is duly delivered to the Board in accordance with Section 23(b), for at least 10 Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period (as defined in Section 23(b)), for at least 10 Business Days following the last day of such Special Meeting Period (the “Qualifying Offer Period”);

(vii) an offer pursuant to which the Company has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (vi) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least 15 Business Days after (A) any increase in the price offered, or (B) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open, as a result of clauses (vi) and (vii) of this definition, beyond (1) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (vi) and (vii), or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (3) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(viii) an offer that is conditioned on a minimum of at least a majority of the outstanding Common Shares being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(ix) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any;

(x) an offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof);

(xi) an offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and, in their individual capacities, the written representations and certifications of the offeror’s Chief Executive Officer and Chief Financial Officer, that (A) all facts about the offeror that would be material to making an investor’s decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and

(xii) if the offer includes shares of stock of the offeror, (A) the stock portion of the consideration must consist solely of common stock of an offeror that is a publicly owned corporation, and be freely tradable and is listed on either the New York Stock Exchange or the NASDAQ National Market System, (B) no stockholder approval of the offeror is required to issue such common stock, or, if required, has already been obtained, (C) no Person (including such Person’s Affiliates and Associates) beneficially owns more than 20 percent of the voting stock of the offeror at the time of commencement of the offer or at any time during the term of the offer, and (D) no other class of voting stock of the offeror is outstanding, and the offeror meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Act; including, without limitation, the filing of all required Exchange Act reports in a timely manner during the 12 calendar months prior to the date of commencement of the offer.

For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.”

(h) Definition of “Qualifying Offer Period” The definition of the term “Qualifying Offer Period” is hereby added to Section 1 of the Agreement and shall read as follows:

““Qualifying Offer Period” shall have the meaning set forth in the definition of Qualifying Offer.”

(i) Definition of “Qualifying Offer Resolution”. The definition of the term “Qualifying Offer Resolution” is hereby added to Section 1 of the Agreement and shall read as follows:

““Qualifying Offer Resolution” shall have the meaning set forth in Section 23(b) hereof.”

(j) Definition of “Special Meeting”. The definition of the term “Special Meeting” is hereby added to Section 1 of the Agreement and shall read as follows:

““Special Meeting” shall have the meaning set forth in Section 23(b) hereof.”

(k) Definition of “Special Meeting Demand”. The definition of the term “Special Meeting Demand” is hereby added to Section 1 of the Agreement and shall read as follows:

““Special Meeting Demand” shall have the meaning set forth in Section 23(b) hereof.”

(l) Definition of “Special Meeting Period”. The definition of the term “Special Meeting Period” is hereby added to Section 1 of the Agreement and shall read as follows:

““Special Meeting Period” shall have the meaning set forth in Section 23(b) hereof.”

2. Amendment of Section 3. Section 3 of the Agreement is hereby amended by adding the following thereto as paragraph (d) therein.

“(d) The Company may distribute Rights through book-entry or direct registration means and, for such purpose, the provisions in this Agreement that reference Rights Certificates shall be interpreted to reflect that the Rights are credits to the book-entry accounts, that separate Rights Certificates are not issued with respect to some or all of the Rights, and that any legend required on a Rights Certificate may be placed on the direct registration transaction advice with respect to certain Rights.”

3. Amendment of Section 7(a). Section 7(a) of the Agreement is hereby amended by deleting clause (i) therein and inserting the following as clause (i) therein:

“(i) the close of business on the 30th day after the Company’s 2018 annual meeting of stockholders, unless continuation of this Agreement is approved by the stockholders of the Company at that meeting (with such amendments thereto, including any amendment to this Section 7(a), as may be approved at such meeting)”

4. Amendment of Section 7(b). Section 7(b) of the Agreement is hereby amended and restated in its entirety as set forth below:

“(b) The Purchase Price for each one-thousandth of a Series A Preferred Share pursuant to the exercise of a Right shall initially be $        , shall be subject to adjustment from time to time as provided in Section 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.”

5. Amendment of Section 20(b). Section 20(b) of the Agreement is hereby amended and restated in its entirety as set forth below:

“(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person, the determination of the current per share market price of the Common Shares and the existence of a Qualifying Offer) be proved or established by the Company prior to taking or suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted by it in the absence of bad faith under the provisions of this Agreement in reliance upon such certificate.”

6. Amendment of Section 23. Section 23 of the Agreement is hereby amended by (i) adding the following as paragraph (b) therein, (ii) renumbering existing paragraph (b) therein as paragraph (c) therein and (iii) deleting the reference to “Section 23(a)” which appears in renumbered paragraph (c) therein and inserting “Section 23(a) or (b)” in its place and stead.

“(b) In the event the Company receives a Qualifying Offer and the Board has not redeemed the outstanding Rights or exempted such offer from the terms of this Agreement or called a special meeting of stockholders by the end of the 90 th Business Day following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Shares then outstanding may submit to the Board, not earlier than 90 Business Days nor later than 120 Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the “Special Meeting Demand”) directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the 90th Business Day following commencement (or, if later, the first existence) of a Qualifying Offer. The Board shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within 90 Business Days following the Special Meeting Demand (the “Special Meeting Period”); provided, however, that if the Company at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement. A Special Meeting Demand must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record making the request (x) the names and addresses of such stockholders, as they appear on the Company’s books and records, (y) the class and number of shares of Common Shares which are owned of record by each of such stockholders, and (z) in the case of Common Shares that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (i) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”), or (ii) if, at the Special Meeting at which a quorum is present, a majority of the shares of Common Shares present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting selected by the Board shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth Business Day after (i) the Outside Meeting Date or (ii) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no action or vote, including action by written consent, by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement. Immediately upon the Close of Business on the Exemption Date, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.”

7. Amendment of Section 26. Section 26 of the Agreement is hereby amended by deleting the address for the Company which appears therein and inserting the following in its stead:

“PFSweb, Inc.

505 Millennium Drive

Allen, TX 75013

Att: Chief Financial Officer”

8. Amendment of Section 34. Section 34 of the Agreement is hereby amended by adding the following thereto:

“A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.”

9. Amendment to Exhibits B and C. Exhibits B and C of the Agreement are hereby amended to incorporate the applicable terms and provisions of the Agreement, including, for the avoidance of doubt, this Amendment No. 6 and the continuing provisions of all prior Amendments, and all conflicting or inconsistent terms therein shall be deemed amended and modified accordingly.

10. Amendment No. 6. This Amendment No. 6 is made pursuant to and compliant in all respects with Section 27 of the Agreement. Except as expressly amended hereby, the Agreement shall remain in full force and effect.

11. Counterparts. This Amendment No. 6 may be executed in two or more counterparts, each and all of which shall be deemed an original and all of which together shall constitute but one and the same instrument. A facsimile or pdf signature shall be considered the same as an original signature for purposes of execution of this Amendment No. 6.

12. Severability. If any term, provision, covenant or restriction of this Amendment No. 6 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 6 shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

13. Governing Law. This Amendment No. 6 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed as of the day and year first above written.

PFSWEB, INC.

By:
Name:
Title:

COMPUTERSHARE SHAREOWNER SERVICES LLC, as Rights Agent

By:
Name:
Title:

PFSweb, Inc.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on July 26, 2015.

Vote by Internet
• Go to www.investorvote.com/PFSW • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR proposals 2 and 3.

1.	Election of Directors:	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain	+
	01 - Benjamin Rosenzweig	☐	☐	☐	02 - Monica Luechtefeld	☐	☐	☐	03 - Michael C. Willoughby	☐	☐	☐
	04 - Shinichi Nagakura	☐	☐	☐	05 - James F. Reilly	☐	☐	☐	06 - David I. Beatson	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve amendments to the Company’s Rights Agreement	☐	☐	☐	3.	Advisory vote to approve named executive officer compensation	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly be presented at the meeting OR any adjournments or postponements thereof.

B	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2014 Annual Report to Stockholders are available at:

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.   ▼

Proxy — PFSweb, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas J. Madden and Cindy Almond as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of PFSweb, Inc. standing in the name of the undersigned with all powers that the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held July 27, 2015 or any adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made this proxy will be voted FOR proposals 1, 2 and 3.

(Continued and to be marked, dated and signed, on the other side)